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                                                             EXECUTION COPY



                           REIMBURSEMENT AGREEMENT


                          Dated as of April 1, 1998


                                by and among


                    MERRY LAND & INVESTMENT COMPANY, INC.,
                                            as Borrower,

                   THE FINANCIAL INSTITUTIONS PARTY HERETO
                  AND THEIR ASSIGNEES UNDER SECTION 10.5.(c),
                                            as Lenders,


                                    and


                         FIRST UNION NATIONAL BANK,
                                            as Agent


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

     THIS REIMBURSEMENT AGREEMENT dated as of April 1, 1998 by and among MERRY LAND & INVESTMENT COMPANY, INC., a corporation organized under the laws of the State of Georgia (the "Borrower"), each of the financial institutions initially a signatory hereto together with their assignees pursuant to Section 10.5.(c) (the "Lenders") and FIRST UNION NATIONAL BANK, as Agent (the "Agent").

     WHEREAS, the Agent and the Lenders desire to make available to the Borrower a letter of credit facility on the terms and conditions contained herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

                           ARTICLE I. DEFINITIONS

SECTION 1.1. DEFINITIONS.

     In addition to terms defined elsewhere herein, the following terms shall have the following meanings for the purposes of this Agreement:

     "ACCESSION AGREEMENT" means an Accession Agreement substantially in the form of Annex I to the Guaranty.

     "ACQUISITION" means the acquisition by the Borrower, indirectly through certain Subsidiaries, of all of the partnership interest of the Target Partnerships from Trammell Crow Residential Company pursuant to the Acquisition Agreement.

     "ACQUISITION AGREEMENT" means that certain Contribution Agreement dated February 23, 1998 by and among Borrower, Merry Land DownREIT I LP and certain affiliates of Trammell Crow Residential Company.

     "ACQUISITION DOCUMENT" means the Acquisition Agreement and any other document, instrument or agreement executed and delivered by any Person in connection with the Acquisition Agreement or the Acquisition.

     "ADDITIONAL COSTS" has the meaning given that term in Section 4.1.

     "AFFILIATE"  means  any  Person  (other than the Agent or any Lender):
(a) directly or indirectly controlling, controlled by, or under common control with, the Borrower; (b) directly or indirectly owning or holding five percent (5.0%) or more of any equity interest in the Borrower; or
(c) five percent (5.0%) or more of whose voting stock or other equity interest is directly or indirectly owned or held by the Borrower. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with") means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract or otherwise.

     "AGENT"   means  First  Union  National  Bank,  in  its  capacity   as
contractual  representative   of  the  Lenders  under  the  terms  of  this
Agreement, and any of its successors.

     "AGREEMENT DATE" means the date as of which this Agreement is dated.

     "APPLICABLE LAW" means all applicable provisions of constitutions, statutes, rules, regulations and orders of all governmental bodies and all orders and decrees of all courts, tribunals and arbitrators.

     "ASSIGNEE" has the meaning given that term in Section 10.5.(c).

     "ASSIGNMENT AND ACCEPTANCE AGREEMENT" means an Assignment and Acceptance Agreement among a Lender, an Assignee and the Agent, substantially in the form of Exhibit A or such other form as may be agreed to by such Lender, such Assignee and the Agent.

     "BANK BONDS" means any Bonds acquired or held by or for the benefit of the Issuer of such Bonds, the applicable Target Partnership, the Borrower, any general partner of such Target Partnership or any guarantor of the obligations of such Target Partnership under the "Loan Agreement" relating to such Bonds, this Agreement or any Confirming Bank Reimbursement Agreement.

     "BASE RATE" means the per annum rate of interest equal to the greater of (a) the Prime Rate or (b) the Federal Funds Rate plus one-half of one percent (0.5%). Any change in the Base Rate resulting from a change in the Prime Rate or the Federal Funds Rate shall become effective as of 12:01 a.m. on the Business Day on which each such change occurs. The Base Rate is a reference rate used by the Agent in determining interest rates on certain loans and is not intended to be the lowest rate of interest charged by the Agent or any Lender on any extension of credit to any debtor.

     "BONDS" means each of the bonds described in Schedule 1.1.(a) attached hereto.

     "BOND DOCUMENTS" means, with respect to a given issue of Bonds, such Bonds, the Indenture relating thereto, and all other documents, instruments or agreements entered into by any Target Partnership, the Borrower, any other Subsidiary of the Borrower, the Trustee under such Indenture, the Issuer of such Bonds, the Remarketing Agent for such Bonds or any other Person, in each case, in connection with such Bonds.

     "BORROWER" has the meaning set forth in the introductory paragraph hereof and shall include the Borrower's successors and assigns.

     "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which banks in Charlotte, North Carolina are authorized or required to close.

     "CASH EQUIVALENTS" means: (a) securities issued, guaranteed or insured by the United States of America or any of its agencies with maturities of not more than one year from the date acquired; (b) certificates of deposit with maturities of not more than one year from the date acquired issued by a United States federal or state chartered commercial bank of recognized standing, which has capital and unimpaired surplus in excess of $500,000,000.00 and which bank or its holding company has a short-term commercial paper rating of at least A-2 or the equivalent by Standard & Poor's Rating Group, a division of McGraw-Hill, Inc. ("S&P"), or at least P-2 or the equivalent by Moody's Investors Services, Inc. ("Moody's");
(c) reverse repurchase agreements with terms of not more than seven days from the date acquired, for securities of the type described in clause (a) above and entered into only with commercial banks having the qualifications described in clause (b) above; (d) commercial paper issued by any Person incorporated under the laws of the United States of America or any State thereof and rated at least A-2 or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by Moody's, in each case with maturities of not more than one year from the date acquired; and (e) investments in money market funds registered under the Investment Company Act of 1940, which have net assets of at least $500,000,000.00 and at least 85% of whose assets consist of securities and other obligations of the type described in clauses (a) through (d) above.

     "COLLATERAL" means any real or personal property securing any of the Obligations, including without limitation, all "Pledged Collateral" as defined in the Pledge Agreement and real property subject to the lien of any Collateral Document.

     "COLLATERAL ACCOUNT" means a special non-interest bearing deposit account maintained at the Principal Office of the Agent and under its sole dominion and control.

     "COLLATERAL DOCUMENTS" means the Pledge Agreement and all other security agreements, financing statements, and other loan and collateral documents creating, evidencing and perfecting the Agent's Liens in any of the Collateral.

     "COMMITMENT" means, as to each Lender, such Lender's obligation to issue (in the case of the Agent only) or participate in (in the case of all of the other Lenders) Letters of Credit pursuant to Section 2.1.(a) and 2.1.(f) respectively, in an amount up to, but not exceeding (but in the case of the Agent excluding the aggregate amount of participations in the Letters of Credit held by other Lenders), the amount set forth for such Lender on its signature page hereto as such Lender's "Commitment Amount" or as set forth in the applicable Assignment and Acceptance Agreement, as the same may be changed from time to time as appropriate to reflect any assignments to or by such Lender effected in accordance with Section 10.5.

     "COMMITMENT PERCENTAGE" means, as to each Lender, the ratio, expressed as a percentage, of (a) the amount of such Lender's Commitment to (b) the sum of (i) the aggregate amount of the Commitments of all Lenders hereunder; provided, however, that if at the time of determination the Commitments have terminated or been reduced to zero, the "Commitment Percentage" of each Lender shall be the Commitment Percentage of such Lender in effect immediately prior to such termination or reduction.

     "CONFIRMING  BANK"  means  any financial institution that has issued a
Confirming Bank Letter of Credit.   Initially,  the only Confirming Bank is
Barclays Bank, PLC, New York Branch.

     "CONFIRMING BANK LETTER OF CREDIT" means a letter of credit, guaranty, confirmation or other similar type of security or credit enhancement issued by a Confirming Bank in support of the payment of the principal of, or interest or premium, if any, on, any issue of Bonds (or the Letter of Credit issued in support of such payments on any issue of Bonds).

     "CONFIRMING BANK REIMBURSEMENT AGREEMENT" means the confirmation agreement, reimbursement agreement or other agreement between a Confirming Bank and the Agent pursuant to which the Agent agrees to reimburse such Confirming Bank for payments made by such Confirming Bank under the applicable Confirming Bank Letter of Credit.

     "CREDIT AGREEMENT" means that certain Credit Agreement dated as of September 16, 1997, by and among the Borrower, the financial institutions from time to time parties thereto as "Lenders" and First Union National Bank, as Agent, as in effect on the date hereof and as hereinafter in effect (or deemed in effect) as specified in Section 10.8.

     "CREDIT AGREEMENT DEFAULT"  means  any event or condition set forth in
Section 10.1. of the Credit Agreement.

     "CREDIT AGREEMENT REPRESENTATIONS" means the representations and warranties of the Borrower and its Subsidiaries made or deemed made under the Credit Agreement or any other Loan Document (as defined therein), including without limitation, the representations and warranties set forth in Article VI of the Credit Agreement.

     "DEFAULT" means any of the events specified in Section 8.1., whether or not there has been satisfied any requirement for the giving of notice, the lapse of time or both.

     "DEFAULTING LENDER" has the meaning set forth in Section 3.10.

     "DOLLARS" or "$" means the lawful currency of the United States of America.

     "EFFECTIVE DATE"  means  the  later  of:  (a)  the Agreement Date; and
(b)  the  date  on  which  all  of the conditions precedent  set  forth  in
Section 5.1. shall have been fulfilled or waived in writing by the Agent.

     "ELIGIBLE ASSIGNEE" means any  Person  who is: (i) currently a Lender;
(ii) a commercial bank, trust company, insurance company, investment bank or pension fund organized under the laws of the United States of America, or any state thereof, and having total assets in excess of $5,000,000,000;
(iii) a savings and loan association or savings bank organized under the laws of the United States of America, or any state thereof, and having a tangible net worth of at least $500,000,000; or (iv) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development ("OECD"), or a political subdivision of any such country, and having total assets in excess of $10,000,000,000, provided that such bank is acting through a branch or agency located in the United States of America. If such Person is not currently a Lender, such Person's senior unsecured long term indebtedness must be rated BBB or higher by S&P, Baa2 or higher by Moody's, or the equivalent or higher of either such rating by another Rating Agency acceptable to the Agent. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing under Section 8.1.(a) or (b), the "Eligible Assignee" shall mean any Person that is not an individual.

     "EVENT OF DEFAULT" means any of the events specified in Section 8.1., provided that any requirement for notice or lapse of time or any other condition has been satisfied.

     "EXTENSION REQUEST" has the meaning given that term in Section 2.3.

     "FEDERAL FUNDS RATE" means, for any day, the rate per annum (rounded upward to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Agent by federal funds dealers selected by the Agent on such day on such transaction as determined by the Agent.

     "FEES" means the fees and commissions provided for or  referred  to in
Section 3.5. and any other fees payable by the Borrower hereunder or under any other Loan Document.

     "FIRST UNION" means First Union National Bank and its successors and assigns.

     "FOREIGN LENDER" means any Lender organized under the laws of a jurisdiction other than the United States of America.

     "GAAP" means accounting principles as promulgated from time to time in statements, opinions and pronouncements by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board and in such statements, opinions and pronouncements of such other entities with respect to financial accounting of for-profit entities as shall be accepted by a substantial segment of the accounting profession in the United States.

     "GOVERNMENTAL   APPROVALS"   means   all   authorizations,   consents,
approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

     "GOVERNMENTAL AUTHORITY" means any national, state or local government (whether domestic or foreign), any political subdivision thereof or any other governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, body, agency, bureau or entity (including, without limitation, the Federal Deposit Insurance Corporation, the Comptroller of the Currency or the Federal Reserve Board, any central bank or any comparable authority) or any arbitrator with authority to bind a party at law.

     "GUARANTY" means the Guaranty to which various Subsidiaries are from time to time parties and substantially in the form of Exhibit B.

     "INDENTURE" means any of the trust indentures described in
Schedule 1.1.(b).

     "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended.

     "ISSUER" means any Person who issued any Bond.

     "L/C COMMITMENT AMOUNT" equals $100,991,788.

     "LENDER" means each financial institution from time to time party hereto as a "Lender," together with its respective successors and assigns.

     "LENDING OFFICE" means, for each Lender, the office of such Lender specified as such on its signature page hereto or in the applicable Assignment and Acceptance Agreement, or such other office of such Lender as such Lender may notify the Agent in writing from time to time.

     "LETTER OF CREDIT" has the meaning set forth in Section 2.1.(a).

     "LETTER OF CREDIT DOCUMENTS" means, with respect to any Letter of Credit, collectively, any application therefor, any certificate or other document presented in connection with a drawing under such Letter of Credit and any other agreement, instrument or other document governing or providing for (a) the rights and obligations of the parties concerned or at risk with respect to such Letter of Credit or (b) any collateral security for any of such obligations.

     "LETTER OF CREDIT LIABILITIES" shall mean, without duplication, at any time and in respect of any Letter of Credit, the sum of (a) the Stated Amount of such Letter of Credit plus (b) the aggregate unpaid principal amount of all Reimbursement Obligations of the Borrower at such time due and payable in respect of all drawings made under such Letter of Credit. For purposes of this Agreement, a Lender (other than the Agent in its capacity as such) shall be deemed to hold a Letter of Credit Liability in an amount equal to its participation interest in the related Letter of Credit under Section 2.1.(f), and the Agent shall be deemed to hold a Letter of Credit Liability in an amount equal to its retained interest in the related Letter of Credit after giving effect to the acquisition by the Lenders other than the Agent of their participation interests under such Section.

     "LOAN DOCUMENT" means this Agreement, each Letter of Credit Document and each other document or instrument now or hereafter executed and delivered by the Borrower or any Subsidiary in connection with, pursuant to or relating to this Agreement.

     "MATERIAL ADVERSE EFFECT" means a materially adverse effect on (a) the business, assets, liabilities, financial condition, results of operations or business prospects of the Borrower and its Subsidiaries taken as a whole, (b) the ability of the Borrower to perform its obligations under any Loan Document to which it is a party which does not result from a material adverse effect on the items described in the immediate preceding clause (a), (c) the validity or enforceability of any of the Loan Documents, (d) the rights and remedies of the Lenders and the Agent under any of such Loan Documents or (e) the timely payment of the Reimbursement Obligations or other amounts payable in connection herewith. Except with respect to representations made or deemed made by the Borrower or any Subsidiary in any of the other Loan Documents to which it is a party, all determinations of materiality shall be made by the Requisite Lenders in their reasonable judgment unless expressly provided otherwise.

     "MATERIAL SUBSIDIARY" has the meaning given that term in the Credit Agreement.

     "MORTGAGE" means each Mortgage, Assignment of Rents and Leases and Security Agreement executed by a Target Partnership in favor of the Agent.

     "OBLIGATIONS" means, individually and collectively: (a) all Reimbursement Obligations and all other Letter of Credit Liabilities and
(b) all other indebtedness, liabilities, obligations, covenants and duties of the Borrower owing to the Agent or any Lender of every kind, nature and description, under or in respect of this Agreement or any of the other Loan Documents, including, without limitation, the Fees and indemnification obligations, whether direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any promissory note.

     "OTHER RELEVANT SUBSIDIARY" means any Subsidiary, individually or together with other Subsidiaries, the occurrence of any of the events described in Sections 8.1.(f) or 8.1.(g) with respect to which could reasonably be expected to have a Material Adverse Effect.

     "PARTICIPANT" has the meaning given that term in Section 10.5.(b).

     "PERSON"   means  an  individual,  corporation,  partnership,  limited liability company, association, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

     "PLACEMENT MEMORANDUM" means, with respect to a given issue of Bonds, the private placement memorandum, offering circular, remarketing circular or other similar writing used by the Remarketing Agent in connection with sales of such Bonds.

     "PLEDGE AGREEMENT" means the Pledge Agreement dated as of the date hereof executed by the Borrower in favor of the Agent and in substantially the form of Exhibit C.

     "POST-DEFAULT RATE" means, in respect of any principal of any Loan or any other Obligation that is not paid when due (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise), a rate per annum equal to four percent (4.0%) plus the Base Rate as in effect from time to time.

     "PRIME RATE" means the rate of interest per annum announced publicly by the Agent as its prime rate from time to time. The Prime Rate is not necessarily the best or the lowest rate of interest offered by the Agent or any Lender.

     "PRINCIPAL OFFICE" means the office of the Agent located at One First Union Center, Charlotte, North Carolina 28288, or such other office of the Agent as the Agent may designate from time to time.

     "REGISTER" has the meaning given that term in Section 10.5.(d).

     "REGULATORY CHANGE" means, with respect to any Lender, any change effective after the Agreement Date in Applicable Law (including without limitation, Regulation D of the Board of Governors of the Federal Reserve System) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks, including such Lender, of or under any Applicable Law (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any Governmental Authority or monetary authority charged with the interpretation or administration thereof or compliance by any Lender with any request or directive regarding capital adequacy.

     "REIMBURSEMENT OBLIGATION" means the absolute, unconditional and irrevocable obligation of the Borrower to reimburse the Agent for (a) any drawing honored by the Agent under a Letter of Credit or (b) any payment made by the Agent to any Confirming Bank under or in respect of a
Confirming   Bank   Letter  of  Credit  or  Confirming  Bank  Reimbursement
Agreement.

     "REMARKETING AGENT" means the Person acting as remarketing agent (or performing an analogous function) for a given issue of Bonds.

     "REQUISITE LENDERS" means, as of any date, Lenders having at least 66-2/3% of the aggregate amount of the Commitments, or, if the Commitments have been terminated or reduced to zero, Lenders holding at least 66-2/3% of the principal amount of the Letter of Credit Liabilities.

     "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, together with all rules and regulations issued thereunder.

     "S&P" means Standard & Poor's Rating Group, a division of McGraw-Hill Companies, Inc.

     "STATED AMOUNT" means the amount available to be drawn by a beneficiary under a Letter of Credit from time to time, as such amount may be increased or reduced from time to time in accordance with the terms of such Letter of Credit.

     "STATED TERMINATION DATE" means the date set forth as such in a Letter of Credit and any such later date to which it may be extended in accordance with Section 2.3.

     "SUBSIDIARY" means, for any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (without regard to the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person. "WHOLLY OWNED SUBSIDIARY" means any such corporation, partnership or other entity of which all of the equity securities or other ownership interests (other than, in the case of a corporation, directors' qualifying shares) are so owned or controlled.

     "TARGET PARTNERSHIP" means  each  of  the  partnerships  identified on
Schedule 1.1.(c).

     "TAXES" has the meaning given that term in Section 3.11.

     "TRUSTEE" means any Person acting in the capacity of trustee for the holders of any series of Bonds pursuant to the applicable Bond Documents.

SECTION 1.2.  GENERAL; REFERENCES TO TIMES.

     Unless otherwise indicated, all accounting terms, ratios and measurements shall be interpreted or determined in accordance with GAAP in effect as of the Agreement Date. References in this Agreement to "Sections", "Articles", "Exhibits" and "Schedules" are to sections, articles, exhibits and schedules herein and hereto unless otherwise indicated. References in this Agreement to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) shall include all documents, instruments or agreements issued or executed in replacement thereof, to the extent permitted hereby and
(c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, supplemented, restated or otherwise modified from time to time to the extent permitted hereby and in effect at any given time. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Unless explicitly set forth to the contrary, a reference to "Subsidiary" means a Subsidiary of the Borrower or a Subsidiary of such Subsidiary and a reference to an "Affiliate" means a reference to an Affiliate of the Borrower. Titles and captions of Articles, Sections, subsections and clauses in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement. Unless otherwise indicated, all references to time are references to Charlotte, North Carolina time.

                    ARTICLE II. LETTER OF CREDIT FACILITY

Section 2.1.  Letters of Credit.

     (a) LETTERS OF CREDIT. Subject to the terms and conditions of this Agreement, the Agent, on behalf of the Lenders, agrees to issue for the account of the Borrower on the Effective Date one or more letters of credit (each a "Letter of Credit") up to a maximum aggregate Stated Amount at any one time outstanding not to exceed the L/C Commitment Amount. Each Letter of Credit shall be substantially in the form of Exhibit D attached hereto or in such other form as may be acceptable to the Agent in its sole discretion. The Stated Amount, initial beneficiary, Stated Termination Date and brief description of the intended use of each Letter of Credit is set forth on Schedule 2.1. To the extent any term of a Letter of Credit Document (other than a Letter of Credit) is inconsistent with a term of any other Loan Document that is not a Letter of Credit Document, the term of such Loan Document shall control.

     (b) REIMBURSEMENT OBLIGATIONS. The Borrower hereby unconditionally and irrevocably agrees to pay and reimburse the Agent for the amount of each demand for payment honored by the Agent under any Letter of Credit promptly upon payment by the Agent to the beneficiary, without presentment, demand, protest or other formalities of any kind. Upon receipt by the Agent of any payment in respect of any Reimbursement Obligation in respect of any Letter of Credit, the Agent shall promptly pay to each Lender that has acquired a participation therein under the second sentence of
Section 2.1.(f) such Lender's Commitment Percentage of such payment.

     (c) EFFECT OF LETTERS OF CREDIT ON COMMITMENTS. Upon the issuance by the Agent of any Letter of Credit and until such Letter of Credit shall have expired or been terminated, the Commitment of each Lender shall be deemed to be utilized for all purposes of this Agreement in an amount equal to such Lender's Commitment Percentage of the Stated Amount of such Letter of Credit plus any related Reimbursement Obligations then outstanding.

     (d) AGENT'S DUTIES REGARDING LETTERS OF CREDIT; UNCONDITIONAL NATURE OF REIMBURSEMENT OBLIGATION. In examining documents presented in connection with drawings under Letters of Credit and making payments under such Letters of Credit against such documents, the Agent shall use the same standard of care as it uses in connection with examining documents presented in connection with drawings under letters of credit in which it has not sold participations and making payments under such letters of credit. The Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, neither the Agent nor any of the Lenders shall, except and only to the extent the Agent or such Lender has acted with gross negligence or willful misconduct, be responsible for (i) the form, validity, sufficiency, accuracy, genuineness or legal effects of any document submitted by any party in connection with the application for and issuance of or any drawing honored under any Letter of Credit even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit, or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any Letter of Credit to comply fully with conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telex, telecopy or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit, or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit, or the proceeds of any drawing under such Letter of Credit; or
(viii) any consequences arising from causes beyond the control of the Agent or the Lenders. None of the above shall affect, impair or prevent the vesting of any of the Agent's rights or powers hereunder. No action taken or omitted to be taken by the Agent under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, shall create against the Agent any liability to the Borrower or any Lender. In this connection, the obligation of the Borrower to reimburse the Agent for any drawing made under any Letter of Credit shall be absolute, unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances whatsoever, including without limitation, the following circumstances:
(A) any lack of validity or enforceability of any Letter of Credit Document, any Bond Document or any term or provisions therein; (B) any amendment or waiver of or any consent to departure from all or any of the Letter of Credit Documents; (C) the existence of any claim, setoff, defense or other right which the Borrower may have at any time against the Agent, any Lender, any Trustee, any Issuer, any beneficiary of a Letter of Credit or any other Person, whether in connection with this Agreement, the transactions contemplated hereby, the Bond Documents, the transactions contemplated thereby, or in the Letter of Credit Documents or any unrelated transaction; (D) any breach of contract or dispute between the Borrower, the Agent, any Lender, any Trustee, any Issuer, or any other Person; (E) any demand, statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein or made in connection therewith being untrue or inaccurate in any respect whatsoever; (F) any non-application or misapplication by the beneficiary of a Letter of Credit of the proceeds of any drawing under such Letter of Credit; (G) payment by the Agent under the Letter of Credit against presentation of a draft or certificate which does not strictly comply with the terms of the Letter of Credit; and (H) any other act, omission to act, delay or circumstance whatsoever that might, but for the provisions of this Section, constitute a legal or equitable defense to or discharge of the Borrower's Reimbursement Obligations.

     (e) AMENDMENTS, ETC. The issuance by the Agent of any amendment, supplement or other modification to any Letter of Credit shall be subject to the same conditions applicable under this Agreement to the initial issuance of the Letters of Credit (including, without limitation, that the request therefor be made through the Agent), and no such amendment, supplement or other modification shall be issued unless either (i) the respective Letter of Credit affected thereby would have complied with such conditions had it originally been issued hereunder in such amended, supplemented or modified form or (ii) the Requisite Lenders shall have consented thereto.

     (f) LENDERS' PARTICIPATION IN LETTERS OF CREDIT. Each Lender shall be deemed to have irrevocably and unconditionally purchased and received from the Agent, without recourse or warranty, an undivided interest and participation to the extent of such Lender's Commitment Percentage of the liability of the Agent with respect to each Letter of Credit and each Lender thereby shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and shall be unconditionally obligated to the Agent to pay and discharge when due, such Lender's Commitment Percentage of the Agent's liability under such Letter of Credit. In addition, upon the making of each payment by a Lender to the Agent in respect of any Letter of Credit pursuant to the immediately following subsection (g), such Lender shall, automatically and without any further action on the part of the Agent or such Lender, acquire (i) a participation in an amount equal to such payment in the Reimbursement Obligation owing to the Agent by the Borrower in respect of such Letter of Credit and (ii) a participation in a percentage equal to such Lender's Commitment Percentage in any interest or other amounts payable by the Borrower in respect of such Reimbursement Obligation (other than the Fees payable to the Agent pursuant to the last sentence of Section 3.5.(a) or under Section 3.5.(b)).

     (g) PAYMENT OBLIGATION OF LENDERS. Each Lender severally agrees to pay to the Agent on demand in immediately available funds in Dollars the amount of such Lender's Commitment Percentage of each drawing paid by the Agent under each Letter of Credit to the extent such amount is not reimbursed by the Borrower pursuant to Section 2.1.(b). Each such Lender's obligation to make such payments to the Agent under this subsection, and the Agent's right to receive the same, shall be absolute, irrevocable and unconditional and shall not be affected in any way by any circumstance whatsoever, including without limitation, (i) the failure of any other Lender to make its payment under this subsection, (ii) the financial condition of the Borrower or any of its Subsidiaries, (iii) the existence of any Default or Event of Default, including any Event of Default described in Section 8.1.(f) or 8.1.(g), or (iv) the termination of the Commitments. Each such payment to the Agent shall be made without any offset, abatement, withholding or deduction whatsoever.

     (h) INFORMATION TO LENDERS. Upon the request of any Lender from time to time, the Agent shall deliver to such Lender information reasonably requested by such Lender with respect to any Letter of Credit then outstanding. Other than as set forth in this subsection, the Agent shall have no duty to notify the Lenders with respect to matters regarding any Letter of Credit. The failure of the Agent to perform its requirements under this subsection shall not relieve any Lender from its obligations under Section 2.1.(g).

SECTION 2.2.  CONFIRMING BANK LETTER OF CREDIT.

     (a) LETTERS OF CREDIT. Subject to the terms and conditions of this Agreement, on the Effective Date the Agent agrees to cause to be delivered to the applicable Trustees five Confirming Bank Letters of Credit having the initial stated amounts, expiration dates and the other terms generally described in Schedule 2.2.

     (b) REIMBURSEMENT OBLIGATIONS. The Borrower hereby unconditionally and irrevocably agrees to pay and reimburse the Agent for the amount of each payment made by the Agent to any Confirming Bank under or pursuant to the terms of any Confirming Bank Reimbursement Agreement promptly upon payment thereof by the Agent, without presentment, demand, protest or other formalities of any kind. Upon receipt by the Agent of any payment in respect of any such Reimbursement Obligation, the Agent shall promptly pay to each Lender that has acquired a participation therein under the second sentence of Section 2.2.(d) such Lender's Commitment Percentage of such payment.

     (c) UNCONDITIONAL NATURE OF REIMBURSEMENT OBLIGATION. The Borrower assumes all risks of the acts and omissions of, or misuse of the Confirming Letters of Credit by, the respective beneficiaries of such Confirming Letters of Credit. In furtherance and not in limitation of the foregoing, neither the Agent nor any of the Lenders shall, except and only to the extent the Agent or such Lender has acted with gross negligence or willful misconduct, be responsible for (i) the form, validity, sufficiency, accuracy, genuineness or legal effects of any document submitted by any party in connection with the application for and issuance of or any drawing honored under any Confirming Letter of Credit even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Confirming Letter of Credit, or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any Confirming Letter of Credit to comply fully with conditions required in order to draw upon such Confirming Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telex, telecopy or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Confirming Letter of Credit, or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Confirming Letter of Credit, or the proceeds of any drawing under such Confirming Letter of Credit; or (viii) any consequences arising from causes beyond the control of the Agent or the Lenders. No action taken or omitted to be taken by the Agent under or in connection with any Confirming Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, shall create against the Agent any liability to the Borrower or any Lender. In this connection, the obligation of the Borrower to reimburse the Agent for any payment made by the Agent to any Confirming Bank under or pursuant to the terms of any Confirming Bank Reimbursement Agreement shall be absolute, unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances whatsoever, including without limitation, the following circumstances: (A) any lack of validity or enforceability of any Confirming Bank Letter of Credit, any Confirming Bank Reimbursement Agreement, any Bond Document or any term or provisions therein; (B) any amendment or waiver of or any consent to departure from all or any of the terms of any Confirming Bank Letter of Credit or any Confirming Bank Reimbursement Agreement; (C) the existence of any claim, setoff, defense or other right which the Borrower may have at any time against the Agent, any Lender, any Trustee, any Issuer, any Confirming Bank, any beneficiary of a Confirming Letter of Credit or any other Person, whether in connection with this Agreement, the transactions contemplated hereby, the Bond Documents, the transactions contemplated thereby, or in any unrelated transaction; (D) any breach of contract or dispute between the Borrower, the Agent, any Lender, any Trustee, any Issuer, any Confirming Bank or any other Person; (E) any demand, statement or any other document presented under a Confirming Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein or made in connection therewith being untrue or inaccurate in any respect whatsoever; (F) any non-application or misapplication by the beneficiary of a Confirming Letter of Credit of the proceeds of any drawing under such Confirming Letter of Credit; (G) payment by a Confirming Bank under a Confirming Letter of Credit against presentation of a draft or certificate which does not strictly comply with the terms of such Confirming Letter of Credit; and (H) any other act, omission to act, delay or circumstance whatsoever that might, but for the provisions of this Section, constitute a legal or equitable defense to or discharge of the Borrower's Reimbursement Obligations.

     (d) LENDERS' PARTICIPATION IN AGENT'S REIMBURSEMENT OBLIGATIONS. Each Lender shall be deemed to have irrevocably and unconditionally purchased and received from the Agent, without recourse or warranty, an undivided interest and participation to the extent of such Lender's Commitment Percentage of the liability of the Agent with respect to each Confirming Letter of Credit and the related Confirming Bank Reimbursement Agreement, and each Lender thereby shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and shall be unconditionally obligated to the Agent to pay and discharge when due, such Lender's Commitment Percentage of the Agent's liability under or in respect of any Confirming Letter of Credit and the related Confirming Bank Reimbursement Agreement. In addition, upon the making of each payment by a Lender to the Agent in respect of any Confirming Letter of Credit or any Confirming Bank Reimbursement Agreement pursuant to the immediately following subsection (e), such Lender shall, automatically and without any further action on the part of the Agent or such Lender, acquire (i) a participation in an amount equal to such payment in the Reimbursement Obligation owing to the Agent by the Borrower in respect of such Confirming Letter of Credit or Confirming Bank Reimbursement agreement and (ii) a participation in a percentage equal to such Lender's Commitment Percentage in any interest or other amounts payable by the Borrower in respect of such Reimbursement Obligation.

     (e) PAYMENT OBLIGATION OF LENDERS. Each Lender severally agrees to pay to the Agent on demand in immediately available funds in Dollars the amount of such Lender's Commitment Percentage of each payment made by the Agent to any Confirming Bank under or pursuant to the terms of any Confirming Bank Reimbursement Agreement to the extent such amount is not reimbursed by the Borrower pursuant to Section 2.2.(b). Each such Lender's obligation to make such payments to the Agent under this subsection, and the Agent's right to receive the same, shall be absolute, irrevocable and unconditional and shall not be affected in any way by any circumstance whatsoever, including without limitation, (i) the failure of any other Lender to make its payment under this subsection, (ii) the financial condition of the Borrower or any of its Subsidiaries, (iii) the existence of any Default or Event of Default, including any Event of Default described in Section 8.1.(f) or 8.1.(g), (iv) the termination of the Commitments or (v) the Agent's failure initially to make payment under the Letter of Credit associated with a Confirming Bank Letter of Credit. Each such payment to the Agent shall be made without any offset, abatement, withholding or deduction whatsoever.

SECTION 2.3.  EXTENSION OF STATED TERMINATION DATES.

     The Borrower may request that the Agent and the Lenders extend the current Stated Termination Date of a Letter of Credit by a one year period by executing and delivering to the Agent at least 90 days but no more than 120 days prior to the current Stated Termination Date of such Letter of Credit, a written request for such extension (an "Extension Request"). The Agent shall forward to each Lender a copy of each Extension Request delivered to the Agent promptly after receipt thereof. The Borrower understands that this Section has been included in this Agreement for the Borrower's convenience in requesting an extension of Stated Termination Dates and the Borrower acknowledges that none of the Lenders nor the Agent has promised (either expressly or impliedly), nor has any obligation or commitment whatsoever, to extend any Stated Termination Date at any time. If all of the Lenders shall have notified the Agent in writing on or prior to the date which is 30 days prior to such current Stated Termination Date that they accept such Extension Request, then such current Stated
Termination Date shall be extended to the date one year following such current Stated Termination Date. The Agent shall evidence such consent and the extension of any such Stated Termination Date by delivering to the beneficiary of such Letter of Credit, no later than 5 Business Days prior to the then current Stated Termination Date, a notice of extension in the form provided under such Letter of Credit or such other form as may be acceptable to the beneficiary of such Letter of Credit. If any Lender shall not have notified the Agent on or prior to the date which is 30 days prior to such current Stated Termination Date that it accepts such Extension Request, then such current Stated Termination Date shall not be extended. The Agent shall promptly notify the Borrower and the Lenders whether the Extension Request has been accepted or rejected.

SECTION 2.4.  MATURITY DATE OF LETTERS OF CREDIT PAST FACILITY TERMINATION
              DATE.

     If on the date (the "Facility Termination Date") the Commitments are terminated (whether voluntarily, by reason of the occurrence of an Event of Default or otherwise), there are any Letters of Credit outstanding hereunder, the Borrower shall, on the Facility Termination Date, pay to the Agent an amount of Dollars equal to the Stated Amount of such Letters of Credit for deposit into the Collateral Account. If a drawing pursuant to any such Letter of Credit occurs on or prior to the expiration of such Letter of Credit, the Borrower authorizes the Agent to use the monies deposited in the Collateral Account to make payment to the beneficiary with respect to such drawing or the payee with respect to such presentment. The Agent shall pay to the Borrower (or to whomever else may be legally entitled thereto) the monies deposited in the Collateral Account no later than the date 30 Business Days following the expiration of all Letters of Credit.

           ARTICLE III. PAYMENTS, FEES AND OTHER GENERAL PROVISIONS

Section 3.1.  Payments.

     Except to the extent otherwise provided herein, all payments to be made by the Borrower under this Agreement or any other Loan Document shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Agent at its Principal Office, not later than 2:00 p.m. on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). Prior to making any such payment, the Borrower shall give the Agent notice of such payment. Subject to Sections 3.2. and 3.3., the Agent may (but shall not be obligated to) debit the amount of any such payment which is not made by such time from any special or general deposit account of the Borrower with the Agent (with notice to the Borrower, the other Lenders and the Agent). The Borrower shall, at the time of making each payment under this Agreement, specify to the Agent the amounts payable by the Borrower hereunder to which such payment is to be applied. Each payment received by the Agent for the account of a Lender under this Agreement shall be paid to such Lender at the applicable Lending Office of such Lender no later than 5:00 p.m. on the date of receipt. If the Agent fails to pay such amount to a Lender as provided in the previous sentence, the Agent shall pay interest on such amount until paid at a rate per annum equal to the Federal Funds Rate from time to time in effect. If the due date of any payment under this Agreement or any other Loan Document would otherwise fall on a day which is not a Business Day such date shall be extended to the next succeeding Business Day and interest shall be payable for the period of such extension. If any amount required to be paid by the Borrower to the Agent or any Lender under this Agreement or any Loan Document remains unpaid after such amount is due (whether because of operation of law or otherwise), the Borrower shall pay interest on such past due amount from the date due until such amount is paid in full at the Post-Default Rate. All such interest shall be due and payable on demand.

SECTION 3.2.  PRO RATA TREATMENT.

     Except to the extent otherwise provided herein: (a) each payment of the Fees under Section 3.5.(a) shall be made for account of the Lenders pro rata according to the amounts of their respective Commitments and (b) the Lenders' participation in, and payment obligations in respect of, Letters of Credit under Section 2.1., and Confirming Bank Letters of Credit and Confirming Bank Reimbursement Agreements under Section 2.2., shall be pro rata in accordance with their respective Commitments.

SECTION 3.3.  SHARING OF PAYMENTS, ETC.

     The Borrower agrees that, in addition to (and without limitation of) any right of set-off, banker's lien or counterclaim a Lender or the Agent may otherwise have, each Lender and the Agent shall be entitled, at its option, to offset balances held by it for the account of the Borrower at any of such Lender's (or the Agent's) offices, in Dollars or in any other currency, against any Obligations owing to such Lender or the Agent hereunder which is not paid when due (regardless of whether such balances are then due to the Borrower), in which case such Lender shall promptly notify the Borrower, all other Lenders and the Agent thereof; provided, however, such Lender's failure to give such notice shall not affect the validity of such offset. If a Lender shall obtain payment of any Obligation owing by the Borrower through the exercise of any right of set-off, banker's lien or counterclaim or similar right or otherwise or through voluntary prepayments directly to a Lender or other payments made by the Borrower to a Lender not in accordance with the terms of this Agreement and such payment should be distributed to the Lenders pro rata in accordance with Section 3.2. or Section 8.3., as applicable, such Lender shall promptly pay such amounts to the Agent for application pursuant to the applicable terms of the Loan Documents, and make such other adjustments from time to time as shall be equitable, to the end that the Agent and all the Lenders shall share the benefit of such payment (net of any reasonable expenses which may be incurred by such Lender in obtaining or preserving such benefit) in accordance with Section 3.2. or Section 8.3. To such end, all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower.

SECTION 3.4.  SEVERAL OBLIGATIONS.

     No Lender shall be responsible for the failure of any other Lender to perform any obligation to be made or performed by such other Lender hereunder, and the failure of any Lender to perform any obligation to be made or performed by it hereunder shall not relieve the obligation of any other Lender to perform any obligation to be made or performed by such other Lender.

SECTION 3.5.  FEES.

     (a) LETTER OF CREDIT FEES. The Borrower agrees to pay to the Agent for account of each Lender a letter of credit fee as may be agreed to in writing by the Agent and the Borrower from time to time. The Borrower shall pay directly to the Agent from time to time on demand all commissions, charges, costs and expenses in the amounts customarily charged by the Agent from time to time in like circumstances with respect to the issuance of each Letter of Credit, drawings, amendments and other transactions relating thereto.

     (b) ADMINISTRATIVE AND OTHER FEES. The Borrower agrees to pay the administrative and other fees of the Agent as may be agreed to in writing by the Agent and the Borrower from time to time.

SECTION 3.6.  COMPUTATIONS.

     Unless otherwise expressly set forth herein, any Fees or accrued interest on any Obligations due hereunder shall be computed on the basis of a year of 360 days and the actual number of days elapsed.

SECTION 3.7.  USURY.

     In no event shall the amount of interest due or payable on the Obligations exceed the maximum rate of interest allowed by Applicable Law and, if any such payment is paid by the Borrower or received by any Lender, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the respective Lender in writing that the Borrower elects to have such excess sum returned to it forthwith. It is the express intent of the parties hereto that the Borrower not pay and the Lenders not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Borrower under Applicable Law.

SECTION 3.8.  AGREEMENT REGARDING INTEREST AND CHARGES.

     The parties hereto agree and stipulate that all agency fees, syndication fees, facility fees, underwriting fees, letter of credit fees, default charges, late charges, increased cost charges, attorneys' fees and reimbursement for costs and expenses paid by the Agent or any Lender to third parties or for damages incurred by the Agent or any Lender, are charges made to compensate the Agent or any such Lender for underwriting or administrative services and costs or losses performed or incurred, and to be performed or incurred, by the Agent and the Lenders in connection with this Agreement and shall under no circumstances be deemed to be charges for the use of money. It is the express intent of the parties hereto that the Borrower not pay and neither the Agent nor the Lenders receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Borrower under Applicable Law.

SECTION 3.9.  STATEMENTS OF ACCOUNT.

     The Agent will account to the Borrower monthly with a statement of accrued interest and Fees, charges and payments made pursuant to this Agreement and the other Loan Documents, and such account rendered by the Agent shall be deemed conclusive upon Borrower absent manifest error. The failure of the Agent to deliver such a statement of accounts shall not relieve or discharge the Borrower from any of its obligations hereunder.

SECTION 3.10.  DEFAULTING LENDERS.

     (a) GENERALLY. If for any reason any Lender (a "Defaulting Lender") shall fail or refuse to perform any of its obligations under this Agreement or any other Loan Document to which it is a party within the time period specified for performance of such obligation or, if no time period is specified, if such failure or refusal continues for a period of two Business Days after notice from the Agent, then, in addition to the rights and remedies that may be available to the Agent or the Borrower under this Agreement or Applicable Law, such Defaulting Lender's right to participate in the administration of this Agreement and the other Loan Documents, including without limitation, any right to vote in respect of, to consent to or to direct any action or inaction of the Agent or to be taken into account in the calculation of the Requisite Lenders, shall be suspended during the pendency of such failure or refusal. If a Lender is a Defaulting Lender because it has failed to make timely payment to the Agent of any amount required to be paid to the Agent hereunder (without giving effect to any notice or cure periods), in addition to other rights and remedies which the Agent may have under the immediately preceding provisions or otherwise, the Agent shall be entitled (i) to collect interest from such Defaulting Lender on such delinquent payment for the period from the date on which the payment was due until the date on which the payment is made at the Federal Funds Rate, and (ii) to withhold or setoff and to apply in satisfaction of the defaulted payment and any related interest, any amounts otherwise payable to such Defaulting Lender under this Agreement or any other Loan Document. Any amounts received by the Agent in respect of a Defaulting Lender's Obligations shall not be paid to such Defaulting Lender and shall be held uninvested by the Agent and either applied against the purchase price of the Defaulting Lender's Commitment under the following subsection (b) or paid to such Defaulting Lender upon the Defaulting Lender's curing of its default.

     (b) PURCHASE OF DEFAULTING LENDER'S COMMITMENT. Any Lender who is not a Defaulting Lender shall have the right, but not the obligation, in its sole discretion, to acquire all of a Defaulting Lender's Commitment. Any Lender desiring to exercise such right shall give written notice thereof to the Agent no sooner than 2 Business Days and not later than 10 Business Days after such Defaulting Lender became a Defaulting Lender. If more than one Lender exercises such right, each such Lender shall have the right to acquire an amount of such Defaulting Lender's Commitment in proportion to the Commitments of the other Lenders exercising such right. Upon any such purchase, the Defaulting Lender's interest in the Letter of Credit Liabilities held by such Defaulting Lender and its rights hereunder (but not its liability in respect thereof or under the Loan Documents or this Agreement to the extent the same relate to the period prior to the effective date of the purchase) shall terminate on the date of purchase, and the Defaulting Lender shall promptly execute all documents reasonably requested to surrender and transfer such interest to the purchaser thereof, including an appropriate Assignment and Acceptance Agreement and, notwithstanding Section 10.5.(c), shall pay to the Agent an assignment fee in the amount of $6,000. The Defaulting Lender shall be entitled to receive amounts owed to it by the Borrower or the Agent under the Loan Documents which accrued prior to the date of the default by the Defaulting Lender, to the extent the same are received by the Agent from or on behalf of the Borrower. There shall be no recourse against any Lender or the Agent for the payment of such sums except to the extent of the receipt of payments from any other party or in respect of the Obligations. If, prior to a Lender's acquisition of a Defaulting Lender's Commitment pursuant to this subsection, such Defaulting Lender shall cure the event or condition which caused it to become a Defaulting Lender and shall have paid all amounts owing by it hereunder as a result thereof, then such Lender shall no longer have the right to acquire such Defaulting Lender's Commitment.

SECTION 3.11.  TAXES.

     (a) TAXES GENERALLY. All payments by the Borrower in respect of any of the Obligations shall be made free and clear of and without deduction for any present or future excise, stamp or other taxes, fees, duties, levies, imposts, charges, deductions, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding
(i) franchise taxes, (ii) any taxes (other than withholding taxes) that would not be imposed but for a connection between the Agent or a Lender and the jurisdiction imposing such taxes (other than a connection arising solely by virtue of the activities of the Agent or such Lender pursuant to or in respect of this Agreement or any other Loan Document), (iii) any withholding taxes payable with respect to payments hereunder or under any other Loan Document under Applicable Law in effect on the Agreement Date,
(iv) any taxes imposed on or measured by any Lender's assets, net income, receipts or branch profits and (v) any taxes arising after the Agreement Date solely as a result of or attributable to a Lender changing its designated Lending Office after the date such Lender becomes a party hereto (such non-excluded items being collectively called "Taxes"). If any withholding or deduction from any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any Applicable Law, then the Borrower will:

          (i) pay directly to the relevant Governmental Authority the full amount required to be so withheld or deducted;

          (ii) promptly forward to the Agent an official receipt or other documentation satisfactory to the Agent evidencing such payment to such Governmental Authority; and

          (iii) pay to the Agent for its account or the account of the applicable Lender, as the case may be, such additional amount or amounts as is necessary to ensure that the net amount actually received by the Agent or such Lender will equal the full amount that the Agent or such Lender would have received had no such withholding or deduction been required.

     (b) TAX INDEMNIFICATION. If the Borrower fails to pay any Taxes when due to the appropriate Governmental Authority or fails to remit to the Agent, for its account or the account of the respective Lender, as the case may be, the required receipts or other required documentary evidence, the Borrower shall indemnify the Agent and the Lenders for any incremental Taxes, interest or penalties that may become payable by the Agent or any Lender as a result of any such failure. For purposes of this Section, a distribution hereunder by the Agent or any Lender to or for the account of any Lender shall be deemed a payment by the Borrower.

     (c) TAX FORMS. Prior to the date that any Lender or participant organized under the laws of a jurisdiction outside the United States of America becomes a party hereto, such Person shall deliver to the Borrower and the Agent such certificates, documents or other evidence, as required by the Internal Revenue Code or Treasury Regulations issued pursuant thereto (including Internal Revenue Service Forms 4224 or 1001, as applicable, or appropriate successor forms), properly completed, currently effective and duly executed by such Lender or participant establishing that payments to it hereunder and under the other Loan Documents are (i) not subject to United States Federal backup withholding tax or (ii) not subject to United States Federal withholding tax under the Code because such payment is either effectively connected with the conduct by such Lender or participant of a trade or business in the United States or totally exempt from United States Federal withholding tax by reason of the application of the provisions of a treaty to which the United States is a party or such Lender is otherwise exempt.

                     ARTICLE IV. YIELD PROTECTION, ETC.

Section 4.1.  Additional Costs; Capital Adequacy.

     (a) ADDITIONAL COSTS. The Borrower shall promptly pay to the Agent, or the Agent for the account of a Lender, from time to time such amounts as the Agent or such Lender may determine to be necessary to compensate such Lender for any costs incurred by such Lender that it determines are attributable to any reduction in any amount receivable by the Agent or such Lender under this Agreement or any of the other Loan Documents in respect of the maintenance by the Agent or such Lender of capital in respect of its Commitment (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change that: (i) changes the basis of taxation of any amounts payable to the Agent or such Lender under this Agreement or any of the other Loan Documents in respect of its Commitment (other than taxes imposed on or measured by the overall net income of the Agent or such Lender or of its Lending Office by the jurisdiction in which such Lender has its principal office or such Lending Office); or (ii) imposes or modifies any reserve, special deposit or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Lender, or any commitment of such Lender (including, without limitation, the Commitment of the Agent or such Lender hereunder); or
(iii) has or would have the effect of reducing the rate of return on capital of the Agent or such Lender to a level below that which the Agent or such Lender could have achieved but for such Regulatory Change (taking into consideration such Agent's or Lender's policies with respect to capital adequacy).

     (b) ADDITIONAL COSTS IN RESPECT OF LETTERS OF CREDIT. Without limiting the obligations of the Borrower under the preceding subsection of this Section (but without duplication), if as a result of any Regulatory Change or any risk-based capital guideline or other requirement heretofore or hereafter issued by any Governmental Authority there shall be imposed, modified or deemed applicable any tax, reserve, special deposit, capital adequacy or similar requirement against or with respect to or measured by reference to Letters of Credit and the result shall be to increase the cost to the Agent of issuing (or any Lender purchasing participations in) or maintaining its obligation hereunder to issue (or a Lender to purchase participations in) any Letter of Credit or reduce any amount receivable by the Agent or any Lender hereunder in respect of any Letter of Credit, then, upon demand by the Agent or such Lender, the Borrower shall pay immediately to the Agent for its account or the account of such Lender, as applicable, from time to time as specified by the Agent or a Lender, such additional amounts as shall be sufficient to compensate the Agent or such Lender for such increased costs or reductions in amount.

     (c) NOTIFICATION AND DETERMINATION OF ADDITIONAL COSTS. Each of the Agent and each Lender agrees to notify the Borrower of any event occurring after the Agreement Date entitling the Agent or such Lender to compensation under any of the preceding subsections of this Section as promptly as practicable; provided, however, the failure of the Agent or any Lender to give such notice shall not release the Borrower from any of its obligations hereunder. The Agent and or such Lender agrees to furnish to the Borrower a certificate setting forth the basis and amount of each request by the Agent or such Lender for compensation under this Section. Determinations by the Agent or any Lender of the effect of any Regulatory Change shall be conclusive, provided that such determinations are made on a reasonable basis and in good faith.

SECTION 4.2.  CHANGE OF LENDING OFFICE.

     Each Lender agrees that it will use reasonable efforts to designate an alternate Lending Office with respect to any of its Obligations affected by the matters or circumstances described in Sections 3.11. or 4.1. to reduce the liability of the Borrower or avoid the results provided thereunder, so long as such designation is not disadvantageous to such Lender as determined by such Lender in its sole discretion, except that such Lender shall have no obligation to designate a Lending Office located in the United States of America.

                      ARTICLE V. CONDITIONS PRECEDENT

Section 5.1.  Conditions Precedent.

     The obligation of the Agent and the Lenders to effect or permit the issuance of the Letters of Credit hereunder, and of the Agent to cause a Confirming Bank to issue a Confirming Bank Letter of Credit, is subject to the following conditions precedent:

     (a) The Agent shall have received each of the following, in form and substance satisfactory to the Agent:

          (i) Counterparts of this Agreement executed by each of the parties hereto;

          (ii) The Pledge Agreement executed by the Borrower and each of the other parties thereto;

          (iii) An opinion of Hull, Towill, Norman & Barrett, P.C. counsel to the Borrower and the Subsidiaries, addressed to the Agent and the Lenders, in substantially the form of Exhibit E;

          (iv) an opinion of Schell Bray Aycock Abel & Livingston P.L.L.C., special North Carolina counsel to the Borrower and the Subsidiaries, addressed to the Agent and the Borrower, regarding the enforceability under North Carolina law of the Loan Documents (other than the Mortgages) to which the Borrower or any Subsidiary is a party;

          (v) an opinion of Greenberg Traurig Hauffman Lipoff Rosen & Quentel P.A., special Florida counsel to the Borrower and the Subsidiaries, addressed to the Agent and the Borrower, regarding the enforceability under Florida law of the Mortgages, taxes due in connection therewith and such other matters as the Agent may request;

          (vi) an opinion of bond counsel with respect to each issue of Bonds, either addressed to the Agent and the Lenders or expressly permitting them to rely on such opinion;

          (vii) an opinion of counsel to each Issuer of each issue of Bonds, either addressed to the Agent and the Lenders or expressly permitting them to rely on such opinion, regarding such matters as the Agent may request;

          (viii) a copy of the opinion of counsel to the Target Partnerships delivered under the Acquisition Agreement, accompanied by a letter from such counsel permitting the Agent and the Lenders to rely on such letter as if it were addressed to them;

          (ix) copies of each of the following certified as true, correct and complete by the chief financial officer or other duly authorized officer of the Borrower: (A) the Acquisition Agreement; (B) each Indenture (including all prior amendments or other supplements thereto, as well as any such amendments or supplements being executed and delivered in connection with the delivery of the Letters of Credit); (C) each Placement Memorandum relating to any of the Bonds (including any supplement or "wrap" prepared in connection with the transactions relating to the delivery of the Letters of Credit);
     (D) each Remarketing Agreement, if any, which will be in effect immediately following the consummation of the transactions relating to the delivery of the Letters of Credit; and (E) such other Bond Documents as the Agent may request;

          (x) The Articles of Incorporation of the Borrower certified as of a recent date by the Secretary of State of the State of Georgia;

          (xi) A good standing certificate with respect to the Borrower issued as of a recent date by the Secretary of State of the State of Georgia and certificates of qualification to transact business or other comparable certificates issued by the Secretary of State (and any state department of taxation, as applicable) of each state in which the Borrower is required to be so qualified;

          (xii) A certificate of incumbency signed by the Secretary or Assistant Secretary of the Borrower with respect to each of the officers of the Borrower authorized to execute and deliver the Loan Documents to which the Borrower is a party;

          (xiii) Copies (certified by the Secretary or Assistant Secretary of the Borrower) of the bylaws of the Borrower and of all corporate action taken by the Borrower to authorize the execution, delivery and performance of the Loan Documents to which it is a party;

          (xiv) A Guaranty executed by each Subsidiary;

          (xv) If not previously delivered to the Agent pursuant to the Credit Agreement, the articles of incorporation, articles of organization, certificate of limited partnership or other comparable organizational instrument (if any) of each Subsidiary certified as of a recent date by the Secretary of State of the State of formation of such Subsidiary;

          (xvi) If not previously delivered to the Agent pursuant to the Credit Agreement, a certificate of good standing or certificate of similar meaning with respect to each Subsidiary issued as of a recent date by the Secretary of State of the State of formation of each such Subsidiary and certificates of qualification to transact business or other comparable certificates issued by each Secretary of State (and any state department of taxation, as applicable) of each state in which such Subsidiary is required to be so qualified;

          (xvii) If not previously delivered to the Agent pursuant to the Credit Agreement, a certificate of incumbency signed by the Secretary or Assistant Secretary (or other individual performing similar functions) of each Subsidiary with respect to each of the officers of such Subsidiary authorized to execute and deliver the Loan Documents to which such Subsidiary is a party;

          (xviii) If not previously delivered to the Agent pursuant to the Credit Agreement, copies certified by the Secretary or Assistant Secretary of each Subsidiary (or other individual performing similar functions) of (i) the by-laws of such Subsidiary, if a corporation, the operating agreement, if a limited liability company, the partnership agreement, if a limited or general partnership, or other comparable document in the case of any other form of legal entity and
     (ii) all corporate, partnership, member or other necessary action taken by such Subsidiary to authorize the execution, delivery and performance of the Loan Documents to which it is a party;

          (xix) Evidence that all insurance required to be maintained by the Borrower and the Subsidiaries under the terms of the Loan Documents and the Bond Documents is in effect;

          (xx) The Fees, if any, then due under Section 3.5.;

          (xxi) Mortgages executed by the applicable Target Partnership encumbering the real estate associated with each series of Bonds;

          (xxii) Surveys of each parcel of real property subject to a Mortgage;

          (xxiii) ALTA mortgagee's Policies of Title Insurance (or binders to issue such a policy marked in a manner acceptable to the Agent) in favor of the Agent for each parcel of real property subject to a Mortgage in an amount at least equal to the initial stated amount of the Letter of Credit issued in support of the Bonds associated with such real estate, issued by a title insurance company acceptable to the Agent, showing the fee simple title to the land and improvements described in the applicable Mortgage as vested in the applicable Target Partnership, and insuring that the lien granted by the applicable Mortgage is a valid lien against said real property, subject only to such restrictions, encumbrances, easements and reservations as are acceptable to the Agent;

          (xxiv) Favorable Phase I environmental audit reports regarding each parcel of real property subject to a Mortgage prepared by a nationally recognized firm of environmental engineers and either addressed to the Agent and the Lenders or on which the Agent and the Lenders are expressly permitted to rely;

          (xxv) Affidavits of Title with respect to the "Property" under and as defined each Mortgage;

          (xxvi) UCC-1 Financing Statements executed by each of the Target Partnership to be filed as fixture filings in the county in which the related Mortgage was filed;

          (xxvii) UCC-1 Financing Statements executed by each of the Target Partnership to be filed with the Secretary of State of the State of Florida covering the personal property subject to the related Mortgage;

          (xxviii)  Payment of all title insurance premiums and filing fees
     payable  in  connection   with   the  above  Mortgages  and  financing
     statements;

          (xxix) Such other documents, agreements and instruments as the Agent on behalf of the Lenders may reasonably request; and

     (b)  In the good faith judgment of the Agent and the Lenders:

          (i) There shall not have occurred or become known to the Agent or the Lenders any event, condition, situation or status since the date of the information contained in the financial and business projections, budgets, pro forma data and forecasts concerning the Borrower and its Subsidiaries delivered to the Agent and the Lenders prior to the Agreement Date that has had or could reasonably be expected to result in a Material Adverse Effect;

          (ii) No litigation, action, suit, investigation or other arbitral, administrative or judicial proceeding shall be pending or threatened which could reasonably be expected to (1) result in a Material Adverse Effect or (2) restrain or enjoin, impose materially burdensome conditions on, or otherwise materially and adversely affect the ability of the Borrower to fulfill its obligations under the Loan Documents;

          (iii) The Borrower and its Subsidiaries shall have received all approvals, consents and waivers, and shall have made or given all necessary filings and notices as shall be required to consummate the transactions contemplated hereby without the occurrence of any default under, conflict with or violation of (1) any Applicable Law or (2) any agreement, document or instrument to which the Borrower or any Subsidiary is a party or by which any of them or their respective properties is bound, except for such approvals, consents, waivers, filings and notices the failure to obtain or receive could not reasonably be likely to (A) have a Material Adverse Effect, or
     (B) restrain or enjoin, impose materially burdensome conditions on, or otherwise materially and adversely affect the ability of the Borrower to fulfill its obligations under the Loan Documents; and

          (iv) There shall not have occurred or exist any other material disruption of financial or capital markets that could reasonably be expected to materially and adversely affect the transactions contemplated by the Loan Documents; and

     (c) no Default or Event of Default shall have occurred and be continuing as of the date of the issuance of the Letters of Credit or would exist immediately after giving effect thereto; and

     (d) the representations and warranties made or deemed made by the Borrower and its Subsidiaries in the Loan Documents to which any of them is a party, shall be true and correct on and as of the date of the issuance of the Letters of Credit with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date).

SECTION 5.2.  CONDITIONS AS COVENANTS.

     If the Agent issues the Letters of Credit prior to the satisfaction of all conditions precedent set forth in Sections 5.1., the Borrower shall nevertheless cause such condition or conditions to be satisfied within 5 Business Days after the date of the issuance of such Letters of Credit.

                 ARTICLE VI. REPRESENTATIONS AND WARRANTIES

Section 6.1.  Representations and Warranties.

     In order to induce the Agent and each Lender to enter into this Agreement and to issue and permit the issuance of the Letters of Credit, the Borrower represents and warrants to the Agent and each Lender as follows:

     (a) CREDIT AGREEMENT REPRESENTATIONS. The Credit Agreement Representations are each true and correct on and as of the Effective Date and are hereby incorporated herein by reference (together with the related definitions) and made to the Agent and the Lenders on and as of the Effective Date as if set forth herein in full.

     (b) AUTHORIZATION OF LOAN DOCUMENTS AND ACQUISITION DOCUMENTS. The Borrower, any Target Partnership and the other Subsidiaries each has the right and power, and has taken all necessary action to authorize it to execute, deliver and perform each of the Loan Documents and Acquisition Documents to which it is a party in accordance with their respective terms and to consummate the transactions contemplated hereby and thereby. The Loan Documents and Acquisition Documents to which the Borrower, any Target Partnership or any other Subsidiary is a party have been duly executed and delivered by the duly authorized officers of the Borrower, such Target Partnership or such other Subsidiary, as applicable, and each is a legal, valid and binding obligation of the Borrower, such Target Partnership or such other Subsidiary, as applicable, enforceable against it in accordance with its respective terms.

     (c) COMPLIANCE OF LOAN DOCUMENTS AND ACQUISITION DOCUMENTS WITH LAWS, ETC. The execution, delivery and performance of the other Loan Documents and Acquisition Documents to which the Borrower, any Target Partnership or any other Subsidiary is a party in accordance with their respective terms do not and will not, by the passage of time, the giving of notice, or otherwise: (i) require any Governmental Approval or violate any Applicable Law relating to the Borrower, any Target Partnership or any other Subsidiary; (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation or the bylaws of the Borrower or the organizational documents of any Target Partnership or any other Subsidiary, or any indenture, agreement or other instrument to which the Borrower or any Target Partnership or any other Subsidiary is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower, any Target Partnership or any other Subsidiary other than Liens in favor of the Agent under the Collateral Documents.

     (d) LITIGATION. There is no action, suit or proceeding pending against, or to the knowledge of the Borrower, threatened against or affecting the Borrower, any Target Partnership or any other Subsidiary before any court or arbitrator or any Governmental Authority in which there is a reasonable possibility of an adverse decision which could materially adversely affect the ability of the Borrower to perform its obligations under any of the Loan Documents or Acquisition Documents to which it, any Target Partnership or any other Subsidiary is, or is to be, a party, or which in any manner draws into question the validity of, or the consummation of any of the transactions contemplated by, any of the Loan Documents, Bond Documents or Acquisition Documents.

     (e) PLACEMENT MEMORANDA. The information contained in each Placement Memorandum, and any supplement or amendment thereto relating to the Borrower, any Target Partnership following its acquisition by Affiliates of the Borrower, any of the "projects" associated with any of the Bonds, any Loan Document or any Bond Document as in effect on the Effective Date,
(a) shall as of the Effective Date be, accurate in all material respects for the purposes for which its use is, or shall be, authorized and (b) does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made therein, in the light of the circumstances under which they are or were made, not misleading.

     (f) REPRESENTATIONS AND WARRANTIES IN RELATED DOCUMENTS. Each representation and warranty made or deemed made by the Borrower, any Target Partnership or any other Subsidiary in the Acquisition Documents to which it is a party are hereby made to and for the benefit of the Agent and the Lenders as if the same were set forth herein in full.

     (g) ACCURACY AND COMPLETENESS OF INFORMATION. All written information, reports and other papers and data furnished to the Agent or any Lender by, on behalf of, or at the direction of, the Borrower, any Target Partnership or any other Subsidiary were, at the time the same were so furnished, complete and correct in all material respects, to the extent necessary to give the recipient a true and accurate knowledge of the subject matter, or, in the case of financial statements, present fairly, in accordance with GAAP consistently applied throughout the periods involved, the financial position of the Persons involved as at the date thereof and the results of operations for such periods. No fact is known to the Borrower, any Target Partnership or any other Subsidiary which has had, or may in the future have (so far as the Borrower, any Target Partnership or any other Subsidiary can reasonably foresee), a Material Adverse Effect which has not been set forth in such information, reports or other papers or data or otherwise disclosed in writing to the Agent and the Lenders prior to the Effective Date. No document furnished or written statement made to the Agent or any Lender in connection with the negotiation, preparation of execution of this Agreement or any of the other Loan Documents contains or will contain any untrue statement of a fact material to the creditworthiness of the Borrower, any Target Partnership or any other Subsidiary or omits or will omit to state a material fact necessary in order to make the statements contained therein not misleading.

     (h)  CERTAIN REPRESENTATIONS REGARDING THE BOND DOCUMENTS.

          (i) AUTHORIZATION. The Borrower, any Target Partnership and the other Subsidiaries each has the right and power, and has taken all necessary action to authorize it to execute, deliver and perform each of the Bond Documents to which it is a party in accordance with their respective terms and to consummate the transactions contemplated hereby and thereby. The Bond Documents to which the Borrower, any Target Partnership or any other Subsidiary is a party have been duly executed and delivered by the duly authorized officers of the Borrower, such Target Partnership or such other Subsidiary, as applicable, and each is a legal, valid and binding obligation of the Borrower, such Target Partnership or such other Subsidiary, as applicable, enforceable against it in accordance with its respective terms.

          (ii) COMPLIANCE OF BOND DOCUMENTS WITH LAWS, ETC. The execution, delivery and performance of the Bond Documents to which the Borrower, any Target Partnership or any other Subsidiary is a party in accordance with their respective terms do not and will not, by the passage of time, the giving of notice, or otherwise: (x) require any Governmental Approval or violate any Applicable Law relating to the Borrower, any Target Partnership or any other Subsidiary; (y) conflict with, result in a breach of or constitute a default under the articles of incorporation or the bylaws of the Borrower or the organizational documents of any Target Partnership or any other Subsidiary, or any indenture, agreement or other instrument to which the Borrower or any Target Partnership or any other Subsidiary is a party or by which it or any of its respective properties may be bound; or (z) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower, any Target Partnership or any other Subsidiary other than Liens in favor of the Agent under the Collateral Documents.

          (iii) LITIGATION. There is no action, suit or proceeding pending against, or to the knowledge of the Borrower, threatened against or affecting the Borrower, any Target Partnership or any other Subsidiary before any court or arbitrator or any Governmental Authority in which there is a reasonable possibility of an adverse decision which could materially adversely affect the ability of the Borrower to perform its obligations under any of Bond Documents to which it, any Target Partnership or any other Subsidiary is, or is to be, a party, or which in any manner draws into question the validity of, or the consummation of any of the transactions contemplated by, any of Bond Documents.

          (iv) REPRESENTATIONS AND WARRANTIES IN BOND DOCUMENTS. Each representation and warranty made or deemed made by the Borrower, any Target Partnership or any other Subsidiary in any Bond Document to which it is a party are hereby made to and for the benefit of the Agent and the Lenders as if the same were set forth herein in full.

          (v) LIMITATION REGARDING TARGET PARTNERSHIP. Any representation or warranty in this subsection (h), as to actions of any Target Partnership prior to its acquisition by Affiliates of the Borrower are made only as to the best of the Borrower's knowledge after due inquiry.

SECTION 6.2.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES, ETC.

     All statements contained in any certificate, financial statement or other instrument delivered by or on behalf of the Borrower, any Target Partnership or any other Subsidiary to the Agent or any Lender pursuant to or in connection with this Agreement or any of the other Loan Documents (including, but not limited to, any such statement made in or in connection with any amendment thereto or any statement contained in any certificate, financial statement or other instrument delivered by or on behalf of the Borrower prior to the Agreement Date and delivered to the Agent or any Lender in connection with closing the transactions contemplated hereby) shall constitute representations and warranties made by the Borrower under this Agreement. All representations and warranties made under this Agreement and the other Loan Documents shall be deemed to be made at and as of the Agreement Date and the Effective Date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically permitted hereunder. All such representations and warranties shall survive the effectiveness of this Agreement, the execution and delivery of the Loan Documents and the issuance of the Letters of Credit.

                            ARTICLE VII. COVENANTS

     For so long as this Agreement is in effect, unless the Requisite Lenders (or, if required pursuant to Section 10.7., all of the Lenders) shall otherwise consent in the manner provided for in Section 10.7., the Borrower shall comply with the following:

SECTION 7.1.  INCORPORATION OF CERTAIN COVENANTS OF CREDIT AGREEMENT.

     Except as may be otherwise provided in this Agreement, the Borrower will perform, comply with and be bound by, for the benefit of the Agent and the Lenders, each of its agreements, covenants and obligations contained in Sections 7.1. through 7.7., Sections 7.9. through 7.12., Section 7.15,
Article VIII and Sections 9.1. through 9.13. of the Credit Agreement, each of which (together with the related definitions and ancillary provisions) is hereby incorporated herein by reference.

SECTION 7.2.  ADDITIONAL SUBSIDIARIES.

     Within 5 Business Days of any Person becoming a Subsidiary after the Agreement Date, the Borrower shall deliver to the Agent each of the following in form and substance satisfactory to the Agent: (a) an Accession Agreement executed by such Subsidiary and (b) the items that would have been delivered under subsections (iii) through (v), (xv) through (xix), and
(xxix), and if such Subsidiary is a Target Partnership, subsections (xxi) through (xxvii), of Section 5.1.(a) if such Subsidiary had been one on the Agreement Date.

SECTION 7.3.  INFORMATION.

     The Borrower shall furnish to the Agent (or to each Lender if so provided below):

     (a) promptly upon the giving or receipt thereof, a copy of any notice given or received by any Target Partnership, the Borrower or any other Subsidiary under any of the Bond Documents;

     (b) prompt notice to the Agent and each Lender of the occurrence of any Default or Event of Default; and

     (c) from time to time and promptly upon each request, such data, certificates, reports, statements, opinions of counsel, documents or further information regarding the business, assets, liabilities, financial condition, results of operations or business prospects of the Borrower or any of its Subsidiaries as the Agent or any Lender may reasonably request.

SECTION 7.4.  REMARKETING AGENT, PLACEMENT AGENT AND TRUSTEE.

     To the extent required or permitted to do so under any Bond Document, the Borrower shall not approve of any change in, or consent to the replacement of, any Remarketing Agent (if applicable) or Trustee with respect to any given issue of Bonds without the prior written consent of the Agent.

SECTION 7.5.  REGISTRATION OF BONDS.

     The Borrower will cause all Bonds which it, any Target Partnership or other Subsidiary acquires, or which any of such Persons has had acquired for its account, to be registered forthwith in accordance with the applicable terms of the relevant Indenture in the name of the Borrower and pledged to the Agent under the Pledge Agreement.

SECTION 7.6.  PERFORMANCE OF BOND DOCUMENTS.

     The Borrower will, and will cause each Target Partnership and each other Subsidiary to, pay and perform, at the time and in the manner required thereunder, all of its respective obligations under any of the Bond Documents to which it or any such Target Partnership or Subsidiary is a party.

SECTION 7.7.  MODIFICATIONS TO BOND DOCUMENTS; REDEMPTIONS, ETC..

     The Borrower shall not, and shall not permit any Target Partnership or other Subsidiary to, enter into, or consent to, any amendment or modification to any Bond Documents to which it or any such Target Partnership or Subsidiary is a party without the prior written consent of the Agent if the effect of such amendment or modification would be to change in any way the rights, benefits, duties, obligations or remedies of or available to the Agent or any Lender under or in respect of any Loan Document, any Letter of Credit or any Bond Document. The Borrower agrees to deliver to the Agent notice of all proposed amendments or other modifications of any of the Bond Documents. Not in limitation of the foregoing, the Borrower shall not, and shall not permit any Target Partnership or other Subsidiary to, do any of the following without the Agent's prior written consent: (a) take any action which could result in a mandatory redemption, optional redemption or mandatory repurchase of any of the Bonds or (b) take any action which would change the manner in which interest is determined on any of the Bonds.

SECTION 7.8.  FURTHER ASSURANCES.

     The Borrower shall, and shall cause each Target Partnership and each other Subsidiary to, at the Borrower's cost and expense, upon the request of the Agent, duly execute and deliver or cause to be duly executed and delivered, to the Agent and the Lenders such further instruments, documents and certificates, and do and cause to be done such further acts that may be necessary or advisable in the opinion of the Agent to carry out more effectively the provisions and purposes of this Agreement and the other Loan Documents.

                             ARTICLE VIII. DEFAULT

Section 8.1.  Events of Default.

     Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of Applicable Law or pursuant to any judgment or order of any Governmental Authority:

     (a) DEFAULT IN PAYMENT OF REIMBURSEMENT OBLIGATIONS. The Borrower shall fail to pay when due (whether upon demand, at maturity, by reason of acceleration or otherwise) any Reimbursement Obligation.

     (b) DEFAULT IN PAYMENT OF OTHER AMOUNTS. The Borrower shall fail to pay when due any of the other payment Obligations owing by the Borrower under this Agreement or any other Loan Document and such failure shall continue for a period of 3 Business Days after the earlier of (i) the date upon which the Borrower or any Subsidiary obtains knowledge of such failure or (ii) the date upon which the Borrower has received written notice of such failure from the Agent.

     (c) DEFAULT IN PERFORMANCE. (i) The Borrower or any Subsidiary shall fail to perform or observe any term, covenant, condition or agreement on its part to be performed or observed contained in Section 7.3.(b) or
(ii) the Borrower or any Subsidiary shall fail to perform or observe any term, covenant, condition or agreement contained in this Agreement or any other Loan Document to which it is a party and not otherwise mentioned in this Section and in the case of this clause (ii) such failure shall continue for a period of 30 days after the earlier of (x) the date upon which the Borrower obtains knowledge of such failure or (y) the date upon which the Borrower has received written notice of such failure from the Agent.

     (d) MISREPRESENTATIONS. Any written statement, representation or warranty made or deemed made by or on behalf of the Borrower or any Subsidiary under this Agreement or under any other Loan Document, or any amendment hereto or thereto, or in any other writing or statement at any time furnished or made or deemed made by or on behalf of the Borrower or any Subsidiary to the Agent or any Lender, shall at any time prove to have been incorrect or misleading in any material respect when furnished or made.

     (e)  CREDIT  AGREEMENT  DEFAULT.   A  Credit Agreement  Default  shall
occur.

     (f) VOLUNTARY BANKRUPTCY PROCEEDING. The Borrower, any Material Subsidiary or any Other Relevant Subsidiary shall: (i) commence a voluntary case under the Bankruptcy Code of 1978, as amended or other federal bankruptcy laws (as now or hereafter in effect); (ii) file a petition seeking to take advantage of any other Applicable Laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts; (iii) consent to, or fail to contest in a timely and appropriate manner, any petition filed against it in an involuntary case under such bankruptcy laws or other Applicable Laws or consent to any proceeding or action described in the immediately following subsection; (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign; (v) admit in writing its inability to pay its debts as they become due; (vi) make a general assignment for the benefit of creditors; (vii) make a conveyance fraudulent as to creditors under any Applicable Law; or (viii) take any corporate or similar action for the purpose of effecting any of the foregoing.

     (g) INVOLUNTARY BANKRUPTCY PROCEEDING. A case or other proceeding shall be commenced against the Borrower, any Material Subsidiary or any Other Relevant Subsidiary, in any court of competent jurisdiction seeking:
(i) relief under the Bankruptcy Code of 1978, as amended or other federal bankruptcy laws (as now or hereafter in effect) or under any other Applicable Laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts; or
(ii) the appointment of a trustee, receiver, custodian, liquidator or the like of such Person, or of all or any substantial part of the assets, domestic or foreign, of such Person.

     (h) CONTEST OF LOAN DOCUMENTS. The Borrower or any Subsidiary shall disavow, revoke or terminate any Loan Document to which it is a party or shall otherwise challenge or contest in any action, suit or proceeding in any court or before any Governmental Authority the validity or enforceability of this Agreement or any other Loan Document.

     (i) FAILURE OF SECURITY. The Agent shall, for any reason, cease to have a valid, enforceable and perfected security interest or other lien in any of the Collateral; PROVIDED, HOWEVER, the provisions of this subsection regarding the perfection of any security interest or lien purportedly granted by a Mortgage shall only apply after the filing thereof.

     (j) LOAN DOCUMENTS. An Event of Default (as defined therein) shall occur under any of the other Loan Documents.

SECTION 8.2.  REMEDIES UPON EVENT OF DEFAULT.

     Upon the occurrence of an Event of Default the following provisions shall apply:

     (a)  ACCELERATION.

          (i) AUTOMATIC. Upon the occurrence of an Event of Default specified in Sections 8.1.(f) or 8.1.(g), (A) an amount equal to the Stated Amount of all Letters of Credit then outstanding and (B) all of the other Obligations of the Borrower, including, but not limited to, the other amounts owed to the Lenders, and the Agent under this Agreement or any of the other Loan Documents shall become immediately and automatically due and payable by the Borrower without presentment, demand, protest, or other notice of any kind, all of which are expressly waived by the Borrower.

          (ii) OPTIONAL. If any other Event of Default shall have occurred and be continuing, the Agent may, and at the direction of the Requisite Lenders shall: declare (A) an amount equal to the Stated Amount of all Letters of Credit then outstanding and (B) all of the other Obligations, including, but not limited to, the other amounts owed to the Lenders and the Agent under this Agreement or any of the other Loan Documents to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Borrower.

     (b) LOAN DOCUMENTS. The Requisite Lenders may direct the Agent to, and the Agent if so directed shall, exercise any and all of its rights under any and all of the other Loan Documents.

     (c) BOND DOCUMENTS. The Requisite Lenders may direct the Agent to, and the Agent if so directed shall, exercise any and all of its rights under any and all of the Bond Documents, including without limitation, any right to cause a Trustee to declare the principal of the respective Bonds, and all accrued and unpaid interest thereon, immediately due and payable to the extent permitted under the applicable Indenture or other Bond Documents.

     (d)  APPLICABLE  LAW.   The Requisite Lenders may direct the Agent to,
and the Agent if so directed shall, exercise all other rights and remedies it may have under any Applicable Law.

     (e) APPOINTMENT OF RECEIVER. To the extent permitted by Applicable Law, the Agent and the Lenders shall be entitled to the appointment of a receiver for the assets and properties of the Borrower and its Subsidiaries, without notice of any kind whatsoever and without regard to the adequacy of any security for the Obligations or the solvency of any party bound for its payment, to take possession of all or any portion of the business operations of the Borrower and its Subsidiaries and to exercise such power as the court shall confer upon such receiver.

SECTION 8.3.  ALLOCATION OF PROCEEDS.

     If an Event of Default shall have occurred and be continuing and the maturity of the Obligations has been accelerated, all payments received by the Agent under any of the Loan Documents, in respect of any principal of or interest on the Obligations or any other amounts payable by the Borrower hereunder or thereunder, shall be applied by the Agent in the following order and priority:

     (a) amounts due to the Agent and the Lenders in respect of Fees and expenses due under Section 10.2.;

     (b) payment of accrued and unpaid interest on all Obligations, to be applied for the ratable benefit of the parties to whom such interest is owed;

     (c) payment to the Agent of all unpaid Reimbursement Obligations, to be applied in accordance with Section 2.1.(b);

     (d) payment of all other Obligations then due and payable, to be applied for the ratable benefit of the parties to whom such Obligations are owed;

     (e)  amounts   due   to   the   Agent  and  the  Lenders  pursuant  to
Sections 9.7. and 10.11.;

     (f)  deposited into the Collateral Account;

     (g) payments of all other amounts due under any of the Loan Documents, if any, to be applied for the ratable benefit of the Lenders; and

     (h) any amount remaining after application as provided above, shall be paid to the Borrower or whomever else may be legally entitled thereto.

SECTION 8.4.  COLLATERAL ACCOUNT.

     (a) As collateral security for the prompt payment in full when due of all Letter of Credit Liabilities, the Borrower hereby pledges and grants to the Agent, for the benefit of the Agent and the Lenders as provided herein, a security interest in all of its right, title and interest in and to the Collateral Account and the balances from time to time in the Collateral Account (including the investments and reinvestments therein provided for below). The balances from time to time in the Collateral Account shall not constitute payment of any Letter of Credit Liabilities until applied by the Agent as provided herein. Anything in this Agreement to the contrary notwithstanding, funds held in the Collateral Account shall be subject to withdrawal only as provided in this Section and in Section 2.4.

     (b) Amounts on deposit in the Collateral Account shall be invested and reinvested by the Agent in such Cash Equivalents as the Agent shall determine in its sole discretion. All such investments and reinvestments shall be held in the name of and be under the sole dominion and control of the Agent. The Agent shall exercise reasonable care in the custody and preservation of any funds held in the Collateral Account and shall be deemed to have exercised such care if such funds are accorded treatment substantially equivalent to that which the Agent accords other funds deposited with the Agent, it being understood that the Agent shall not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any funds held in the Collateral Account.

     (c) If an Event of Default shall have occurred and be continuing, the Agent may (and, if instructed by the Requisite Lenders, shall) in its (or their) discretion at any time and from time to time elect to liquidate any such investments and reinvestments and credit the proceeds thereof to the Collateral Account and apply or cause to be applied such proceeds and any other balances in the Collateral Account to the payment of any of the Letter of Credit Liabilities due and payable.

     (d) If (i) no Default or Event of Default has occurred and is continuing and (ii) all of the Letter of Credit Liabilities have been paid in full, the Agent shall, from time to time, at the request of the Borrower, deliver to the Borrower, against receipt but without any recourse, warranty or representation whatsoever, such of the balances in the Collateral Account as exceed the aggregate amount of Letter of Credit Liabilities at such time. When all of the Obligations shall have been paid in full and no Letters of Credit remain outstanding, the Agent shall promptly deliver to the Borrower, against receipt but without any recourse, warranty or representation whatsoever, the balances remaining in the Collateral Account.

     (e) The Borrower shall pay to the Agent from time to time such fees as the Agent normally charges for similar services in connection with the Agent's administration of the Collateral Account and investments and reinvestments of funds therein.

SECTION 8.5.  PERFORMANCE BY AGENT.

     If the Borrower shall fail to perform any covenant, duty or agreement contained in any of the Loan Documents, the Agent may perform or attempt to perform such covenant, duty or agreement on behalf of the Borrower after the expiration of any cure or grace periods set forth herein. In such event, the Borrower shall, at the request of the Agent, promptly pay any amount reasonably expended by the Agent in such performance or attempted performance to the Agent, together with interest thereon at the applicable Post-Default Rate from the date of such expenditure until paid. Notwithstanding the foregoing, neither the Agent nor any Lender shall have any liability or responsibility whatsoever for the performance of any obligation of the Borrower under this Agreement or any other Loan Document.

SECTION 8.6.  RIGHTS CUMULATIVE.

     The rights and remedies of the Agent and the Lenders under this Agreement and each of the other Loan Documents shall be cumulative and not exclusive of any rights or remedies which any of them may otherwise have under Applicable Law. In exercising their respective rights and remedies the Agent and the Lenders may be selective and no failure or delay by the Agent or any of the Lenders in exercising any right shall operate as a waiver of it, nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right.

                           ARTICLE IX. THE AGENT

Section 9.1.  Authorization and Action.

     Each Lender hereby appoints and authorizes the Agent to take such action as agent on such Lender's behalf and to exercise such powers under this Agreement and the other Loan Documents as are specifically delegated to the Agent by the terms and thereof, together with such powers as are reasonably incidental thereto. The relationship between the Agent and the Lenders shall be that of principal and agent only and nothing herein shall be construed to deem the Agent a trustee or fiduciary for any Lender nor to impose on the Agent duties or obligations other than those expressly provided for herein. At the request of a Lender, the Agent will forward to each Lender copies or, where appropriate, originals of the documents delivered to the Agent pursuant to this Agreement or the other Loan Documents. The Agent will also furnish to any Lender, upon the request of such Lender, a copy of any certificate or notice furnished to the Agent by the Borrower or any other Affiliate of the Borrower, pursuant to this Agreement or any other Loan Document not already delivered to such Lender pursuant to the terms of this Agreement or any such other Loan Document. The Agent is hereby authorized on behalf of all of the Lenders, without the necessity of any notice to or further consent from any the Lender, from time to time prior to an Event of Default, to take any action with respect to any Collateral or Loan Documents which may be necessary to perfect and maintain perfected the security interest in and liens upon the Collateral granted pursuant to any of the Collateral Documents. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of any of the Obligations), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Requisite Lenders (or all of the Lenders if explicitly required under any oher provision of this Agreement), and such instructions shall be binding upon all Lenders and all holders of any of the Obligations; provided, however, that, notwithstanding anything in this Agreement to the contrary, the Agent shall not be required to take any action which is contrary to this Agreement or any other Loan Document or Applicable Law. Not in limitation of the foregoing, the Agent shall not exercise any right or remedy it or the Lenders may have under any Loan Document upon the occurrence of a Default or an Event of Default unless the Requisite Lenders have so directed the Agent to exercise such right or remedy.

SECTION 9.2.  AGENT'S RELIANCE, ETC.

     Notwithstanding any other provision of any Loan Document, including without limitation, the first sentence of Section 2.1.(d), neither the Agent nor any of its directors, officers, agents, employees or counsel shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Agent: (a) may consult with legal counsel (including its own counsel or counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no warranty or representation to any Lender or any other Person and shall not be responsible to any Lender or any other Person for any statements, warranties or representations made by any Person in or in connection with this Agreement or any other Loan Document; (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any of this Agreement or any other Loan Document or the satisfaction of any conditions precedent under this Agreement or any Loan Document on the part of the Borrower or other Persons or inspect the property, books or records of the Borrower or any other Person; (d) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document, any other instrument or document furnished pursuant thereto or any Collateral covered thereby or the perfection or priority of any Lien in favor of the Agent on behalf of the Lenders in any such Collateral; (e) shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telephone or telecopy) believed by it to be genuine and signed, sent or given by the proper party or parties and (f) shall have no obligation whatsoever to the Lenders or to any other Person to assure that the Collateral exists or is owned by the Borrower or is cared for, protected or insured or that the liens granted to the Agent pursuant to any Collateral Document have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to the Agent in this Section or in any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion, given the Agent's own interest in the Collateral as one of the Lenders and that the Agent shall have no duty or liability whatsoever to the Lenders, except for its gross negligence or willful misconduct.

SECTION 9.3.  NOTICE OF DEFAULTS.

     The Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Agent has received notice from a Lender or the Borrower referring to this Agreement, describing with reasonable specificity such Default or Event of Default and stating that such notice is a "notice of default." If any Lender becomes aware of any Default or Event of Default, it shall promptly send to the Agent such a "notice of default." Further, if the Agent receives such a "notice of default", the Agent shall give prompt notice thereof to the Lenders.

SECTION 9.4.  FIRST UNION AS LENDER.

     First Union, as a Lender, shall have the same rights and powers under this Agreement and any other Loan Document as any other Lender and may exercise the same as though it were not the Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include First Union in each case in its individual capacity. First Union and its affiliates may each accept deposits from, maintain deposits or credit balances for, invest in, lend money to, act as trustee under indentures of, serve as financial advisor to, and generally engage in any kind of business with the Borrower, any Subsidiary or any other affiliate thereof as if it were any other bank and without any duty to account therefor to the other Lenders. Further, the Agent and any affiliate may accept fees and other consideration from the Borrower for services in connection with this Agreement and otherwise without having to account for the same to the other Lenders.

SECTION 9.5.  APPROVALS OF LENDERS.

     All communications from the Agent to any Lender requesting such Lender's determination, consent, approval or disapproval (a) shall be given in the form of a written notice to such Lender, (b) shall be accompanied by a description of the matter or issue as to which such determination, approval, consent or disapproval is requested, or shall advise such Lender where information, if any, regarding such matter or issue may be inspected, or shall otherwise describe the matter or issue to be resolved, (c) shall include, if reasonably requested by such Lender and to the extent not previously provided to such Lender, written materials and a summary of all oral information provided to the Agent by the Borrower in respect of the matter or issue to be resolved, and (d) shall include the Agent's recommended course of action or determination in respect thereof. Each Lender shall reply promptly, but in any event within ten Business Days (or such lesser period as may be required under the Loan Documents for the Agent to respond). Unless a Lender shall give written notice to the Agent that it objects to the recommendation or determination of the Agent (together with a written explanation of the reasons behind such objection) within the applicable time period for reply, such Lender shall be deemed to have conclusively approved of or consented to such recommendation or determination.

SECTION 9.6.  LENDER CREDIT DECISION, ETC.

     Each Lender expressly acknowledges and agrees that neither the Agent nor any of its officers, directors, employees, agents, counsel, attorneys-in-fact or other affiliates has made any representations or warranties as to the financial condition, operations, creditworthiness, solvency or other information concerning the business or affairs of the Borrower, any Subsidiary or other Person to such Lender and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any such representation or warranty by the Agent to any Lender. Each Lender acknowledges that it has, independently and without reliance upon the Agent, any other Lender or counsel to the Agent, or any of their respective officers, directors, employees and agents, and based on the financial statements of the Borrower, the Subsidiaries or any other Affiliate thereof, and inquiries of such Persons, its independent due diligence of the business and affairs of the Borrower, the Subsidiaries and other Persons, its review of the Loan Documents, the legal opinions required to be delivered to it hereunder, the advice of its own counsel and such other documents and information as it has deemed appropriate, made its own credit and legal analysis and decision to enter into this Agreement and the transaction contemplated hereby. Each Lender also acknowledges that it will, independently and without reliance upon the Agent, any other Lender or counsel to the Agent or any of their respective officers, directors, employees and agents, and based on such review, advice, documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under the Loan Documents. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Agent under this Agreement or any of the other Loan Documents, the Agent shall have no duty or responsibility to provide any Lender with any credit or other infomation concerning the business, operations, property, financial and other condition or creditworthiness of the Borrower, any Subsidiary or any other Affiliate thereof which may come into possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or other affiliates. Each Lender acknowledges that the Agent's legal counsel in connection with the transactions contemplated by this Agreement is only acting as counsel to the Agent and is not acting as counsel to such Lender.

SECTION 9.7.  INDEMNIFICATION OF AGENT.

     Each Lender agrees to indemnify the Agent (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so) pro rata in accordance with such Lender's respective
Commitment Percentage, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Agent (in its capacity as "Agent" but not as a "Lender") in any way relating to or arising out of the Loan Documents, the Bond Documents, any Confirming Bank Letter of Credit or related Confirming Bank Reimbursement Agreement, any transaction contemplated hereby or thereby or any action taken or omitted by the Agent under the Loan Documents (collectively, "Indemnifiable Amounts"); provided, however, that no Lender shall be liable for any portion of such Indemnifiable Amounts to the extent resulting from the Agent's gross negligence or willful misconduct or if the Agent fails to follow the written direction of the Requisite Lenders unless such failure is pursuant to the advice of counsel that following such written direction would likely violate Applicable Law or the terms of the Loan Documents and of which the Lenders have received notice. Without limiting the generality of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including reasonable counsel fees of the counsel(s) of the Agent's own choosing) reasonably incurred by the Agent in connection with the preparation, execution, administration, or enforcement of, or legal advice with respect to the rights or responsibilities of the parties under, the Loan Documents, any suit or action brought by the Agent to enforce the terms of the Loan Documents and/or collect any Obligations, and any "lender liability" suit or claim brought against the Agent and/or the Lenders, to the extent that the Agent is not reimbursed forsuch expenses by the Borrower. Such out-of-pocket expenses (including counsel fees) shall be advanced by the Lenders on the request of the Agent notwithstanding any claim or assertion that the Agent is not entitled to indemnification hereunder (other than any claim or assertion that the Agent is not entitled to such out-of-pocket expenses as a result of its gross negligence or willful misconduct or failure to follow the written direction of the Requisite Lenders in the absence of the advice of counsel referred to above) upon receipt of an undertaking by the Agent that the Agent will reimburse the Lenders if it is actually and finally determined by a court of competent jurisdiction that the Agent is not so entitled to indemnification. The agreements in this Section shall survive the payment of all amounts payable hereunder or under the other Loan Documents and the termination of this Agreement. If the Borrower shall reimburse the Agent for any Indemnifiable Amount following payment by any Lender to the Agent in respect of such Indemnifiable Amount pursuant to this Section, the Agent shall share such reimbursement on a ratable basis with each Lender making any such payment.

                         ARTICLE X. MISCELLANEOUS

Section 10.1.  Notices.

     Unless  otherwise   provided   herein,   communications  provided  for
hereunder shall be in writing and shall be mailed, telecopied or delivered as follows:

     If to the Borrower:

          Merry Land & Investment Company, Inc.
          624 Ellis Street
          Augusta, Georgia  30901
          Attention:  Vice President - Finance
          Telecopy Number: (706) 722-4838
          Telephone Number: (706) 722-6756

     If to the Agent:

          First Union National Bank
          Atlanta Real Estate Lending Group
          999 Peachtree Street, 6th Floor
          Atlanta, Georgia  30309
          Attention:  Ms. Susan T. Miller
          Telecopy Number: (404) 225-4113
          Telephone Number: (404) 225-4030

          and

          First Union Capital Markets Group
          One First Union Center, DC-6
          Charlotte, North Carolina  28288-0166
          Attention:  Mr. Chris Finlay
          Telecopy Number: (704) 383-6205
          Telephone Number: (704) 383-6988

     If to a Lender:

          To such Lender's address or telecopy number,  as  applicable, set
          forth   on  its  signature  page  hereto  or  in  the  applicable
          Assignment and Acceptance Agreement.

or, as to each party at such other address as shall be designated by such party in a written notice to the other parties delivered in compliance with this Section. All such notices and other communications shall be effective
(i) if mailed, when received; (ii) if telecopied, when transmitted with confirmation of transmission; or (iii) if hand delivered, when delivered. Notwithstanding the immediately preceding sentence, all notices or communications to the Agent or any Lender under Article II. shall be effective only when actually received. Neither the Agent nor any Lender shall incur any liability to the Borrower (nor shall the Agent incur any liability to the Lenders) for acting upon any telephonic notice referred to in this Agreement which the Agent or such Lender, as the case may be, believes in good faith to have been given by a Person authorized to deliver such notice or for otherwise acting in good faith under hereunder.

SECTION 10.2.  EXPENSES.

     The Borrower agrees (a) to pay or reimburse the Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of, and any amendment, supplement or modification to, any of the Loan Documents (including due diligence expenses and travel expenses relating to closing), any Confirming Bank Letter of Credit or related Confirming Bank Reimbursement Agreement and the consummation of the transactions contemplated thereby, including the reasonable fees and disbursements of counsel to the Agent, (b) to pay or reimburse the Agent and the Lenders for all their costs and expenses incurred in connection with the enforcement or preservation of any rights under the Loan Documents, including the reasonable fees and disbursements of their respective counsel (including the allocated fees and expenses of in-house counsel) and any payments in indemnification or otherwise payable by the Lenders to the Agent pursuant to the Loan Documents, (c) to pay, indemnify and hold the Agent and the Lenders harmless from any and all recording and filing fees and any and all liabilities with respect to, or resulting from any failure to pay or delay in paying, documentary, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution, delivery and/or recording of any of the Loan Documents, or consummation of any amendment, supplement or modification of, or any waiver or consent under or in respect of, any Loan Document and (d) to the extent not already covered by any of the preceding subsections, to pay or reimburse the Agent and the Lenders for all their costs and expenses incurred in connection with any bankruptcy or other proceeding of the type described in Sections 8.1.(e) or 8.1.(f), including the reasonable fees and disbursements of counsel to the Agent and any Lender, whether such fees and expenses are incurred prior to, during or after the commencement of such proceeding or the confirmation or conclusion of any such proceeding.

SECTION 10.3.  SETOFF.

     Subject to Section 3.3. and in addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, the Agent, each Lender and each Participant is hereby authorized by the Borrower, at any time or from time to time, without notice to the Borrower or to any other Person, any such notice being hereby expressly waived, to set-off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Agent, such Lender or any affiliate of the Agent or such Lender, to or for the credit or the account of the Borrower against and on account of any of the Obligations, irrespective of whether or not any or all of the Obligations have been declared to be due and payable as permitted by Section 8.2., and although such obligations shall be contingent or unmatured.

SECTION 10.4  ARBITRATION.

     UPON DEMAND OF ANY PARTY HERETO, WHETHER MADE BEFORE OR AFTER INSTITUTION OF ANY JUDICIAL PROCEEDING, ANY CLAIM OR CONTROVERSY ARISING OUT OF, OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS ("DISPUTES") BETWEEN OR AMONG ANY SUCH PARTIES SHALL BE RESOLVED BY BINDING ARBITRATION CONDUCTED UNDER AND GOVERNED BY THE COMMERCIAL FINANCIAL DISPUTES ARBITRATION RULES (THE "ARBITRATION RULES") OF THE AMERICAN ARBITRATION ASSOCIATION (THE "AAA") AND THE FEDERAL ARBITRATION ACT. DISPUTES MAY INCLUDE, WITHOUT LIMITATION, TORT CLAIMS, COUNTERCLAIMS, DISPUTES AS TO WHETHER A MATTER IS SUBJECT TO ARBITRATION, CLAIMS BROUGHT AS CLASS ACTIONS, AND CLAIMS ARISING FROM LOAN DOCUMENTS EXECUTED IN THE FUTURE. A JUDGMENT UPON THE AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. NOTWITHSTANDING THE FOREGOING, THIS ARBITRATION PROVISION DOES NOT APPLY TO DISPUTES UNDER OR RELATED TO INTEREST RATE AGREEMENTS TO WHICH ANY LENDER IS A PARTY. ALL ARBITRATION HEARINGS SHALL BE CONDUCTED IN CHARLOTTE, NORTH CAROLINA. A HEARING SHALL BEGIN WITHIN 90 DAYS OF DEMAND FOR ARBITRATION AND ALL HEARINGS SHALL CONCLUDED WITHIN 120 DAYS OF DEMAND FOR ARBITRATION. THESE TIME LIMITATIONS MAY NOT BE EXTENDED UNLESS A PARTY SHOWS CAUSE FOR EXTENSION AND THEN NO MORE THAN A TOTAL EXTENSION OF 60 DAYS. THE EXPEDITED PROCEDURES SET FORTH IN RULE 51 ET. SEQ. OF THE ARBITRATION RULES SHALL BE APPLICABLE TO CLAIMS OF LESS THAN $1,000,000. ARBITRATORS SHALL BE LICENSED ATTORNEYS SELECTED FROM THE COMMERCIAL FINANCIAL DISPUTE ARBITRATION PANEL OF THE AAA. THE PARTIES DO NOT WAIVE ANY APPLICABLE LAWS EXCEPT AS PROVIDED HEREIN. NOTWITHSTANDING THE PRECEDING BINDING ARBITRATION PROVISIONS, THE PARTIES AGREE TO PRESERVE, WITHOUT DIMINUTION, THE FOLLOWING REMEDIES THAT THE AGENT OR THE LENDERS MAY EXERCISE BEFORE OR AFTER AN ARBITRATION PROCEEDING IS BROUGHT. SUBJECT TO THE OTHER TERMS HEREOF, THE AGENT AND THE LENDERS SHALL HAVE THE RIGHT TO PROCEED IN ANY COURT OF PROPER JURISDICTION OR BY SELF-HELP TO EXERCISE OR PROSECUTE THE FOLLOWING REMEDIES, AS APPLICABLE: (I) ALL RIGHTS TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY OR OTHER SECURITY BY EXERCISING A POWER OF SALE OR UNDER APPLICABLE LAW BY JUDICIAL FORECLOSURE INCLUDING A PROCEEDING TO CONFIRM THE SALE; (II) ALL RIGHTS OF SELF-HELP INCLUDING PEACEFUL OCCUPATION OF REAL PROPERTY AND COLLECTION OF RENTS, SET-OFF, AND PEACEFUL POSSESSION OF PERSONAL PROPERTY; (III) OBTAINING PROVISIONAL OR ANCILLARY REMEDIES INCLUDING INJUNCTIVE RELIEF, SEQUESTRATION, GARNISHMENT, ATTACHMENT, APPOINTMENT OF RECEIVER AND FILING AN INVOLUNTARY BANKRUPTCY PROCEEDING; AND (IV) WHEN APPLICABLE, A JUDGMENT BY CONFESSION OF JUDGMENT. ANY CLAIM OR CONTROVERSY WITH REGARD TO PARTIES ENTITLEMENT TO SUCH REMEDIES IS A DISPUTE. THE PARTIES HERETO ACKNOWLEDGE THAT BY AGREEING TO BINDING ARBITRATION THEY HAVE IRREVOCABLY WAIVED ANY RIGHT THEY MAY HAVE TO A JURY TRIAL WITH REGARD TO A DISPUTE.

SECTION 10.5.  SUCCESSORS AND ASSIGNS.

     (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Lenders.

     (b) Any Lender may at any time grant to one or more banks or other financial institutions (each a "Participant") participating interests in its Commitment or the Obligations owing to such Lender; provided, however,
(i) any such participating interest must be for a constant and not a varying percentage interest, (ii) no Lender may grant a participating interest in its Commitment, or if the Commitments have been terminated, the aggregate outstanding principal balance of Letter of Credit Liabilities and other Obligations held by it, in an amount less than $10,000,000 and
(iii) after giving effect to any such participation by a Lender, the amount of its Commitment, or if the Commitments have been terminated, the aggregate outstanding principal balance of Letter of Credit Liabilities and other Obligations held by it, in which it has not granted any participating interests must be at least $10,000,000. Except as otherwise provided in
Section 10.3., no Participant shall have any rights or benefits under this Agreement or any other Loan Document. In the event of any such grant by a Lender of a participating interest to a Participant, such Lender shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement pursuant to which any Lender may grant such a participating interest shall provide that such Lender shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided, however, such Lender may agree with the Participant that it will not, without the consent of the Participant, agree to (i) increase, or extend the term or extend the time or waive any requirement for the reduction or termination of, such Lender's Commitment, (ii) extend the date fixed for the payment of principal of or interest on the Obligations owing to such Lender, (iii) reduce the amount of any such payment of principal, or (iv) reduce the rate at which interest is payable thereon. An assignment or other transfer which is not permitted by subsection (c) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b). The selling Lender shall notify the Agent and the Borrower of the sale of any participation hereunder and the terms thereof.

     (c) Any Lender may with the prior written consent of the Agent and, so long as no Default or Event of Default shall have occurred and be continuing, the Borrower (which consent, of the Borrower shall not be unreasonably withheld) assign to one or more Eligible Assignees (each an "Assignee") all or a portion of its Commitment and its other rights and obligations under this Agreement; provided, however, (i) no such consent by the Borrower shall be required in the case of any assignment to another Lender or any affiliate of such Lender or another Lender; (ii) any partial assignment shall be in an amount at least equal to $10,000,000 and after giving effect to such assignment the assigning Lender retains a Commitment, or if the Commitments have been terminated, holds Obligations having an aggregate outstanding principal balance, of at least $10,000,000;
(iii) each such assignment shall be effected by means of an Assignment and Acceptance Agreement and (iv) the Agent, in its capacity as a Lender, shall not effect any assignment of its Commitment, if after giving effect thereto, the amount of such Commitment would be less than the amount of any other Lender's Commitment. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Lender of an amount equal to the purchase price agreed between such transferor Lender and such Assignee, such Assignee shall be deemed to be a Lender party to this Agreement as of the effective date of the Assignment and Acceptance Agreement and shall have all the rights and obligations of a Lender with a Commitment as set forth in such Assignment and Acceptance Agreement, and the transferor Lender shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. In connection with any such assignment, the transferor Lender shall pay to the Agent an administrative fee for processing such assignment in the amount of $3,000.

     (d) The Agent shall maintain at the Principal Office a copy of each Assignment and Acceptance Agreement delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of each Lender from time to time (the "Register"). The Agent shall give each Lender and the Borrower notice of the assignment by any Lender of its rights as contemplated by this Section. The Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register and copies of each Assignment and Acceptance Agreement shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice to the Agent. Upon its receipt of an Assignment and Acceptance Agreement executed by an assigning Lender, the Agent shall, if such Assignment and Acceptance Agreement has been completed and if the Agent receives the processing and recording fee described in subsection (c) above, (i) accept such Assignment and Acceptance Agreement, (ii) record the information contained therein in the Register, and (iii) give prompt notice thereof to the Borrower.

     (e) In addition to the assignments and participations permitted under the foregoing provisions of this Section, any Lender may assign and pledge all or any portion of the Obligations owing to such Lender to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank, and such Obligations shall be fully transferable as provided therein. No such assignment shall release the assigning Lender from its obligations hereunder.

     (f) A Lender may furnish any information concerning the Borrower, or any Subsidiaries in the possession of such Lender from time to time to
Assignees and Participants (including prospective Assignees and Participants) subject to compliance with Section 10.10.

     (g) Anything in this Section to the contrary notwithstanding, no Lender may assign or participate any interest in its Commitment or any Obligation owing to it hereunder to the Borrower or any Subsidiary or Affiliate of the Borrower.

     (h) Each Lender agrees that, without the prior written consent of the Borrower and the Agent, it will not make any assignment hereunder in any manner or under any circumstances that would require registration or qualification of, or filings in respect of, any Loan Document under the Securities Act or any other securities laws United States of America or of any other jurisdiction.

SECTION 10.6.  REPLACEMENT OF LENDERS.

     If  a  Lender requests  compensation  pursuant  to  Section  3.11.  or
Section 4.1. and the Requisite Lenders are not also doing the same, the Borrower may, subject to the prior consent of the Agent, demand that such Lender (the "Affected Lender"), and upon such demand the Affected Lender shall promptly, assign its Commitment and all of the Obligations owing to it to an Eligible Assignee subject to and in accordance with the provisions of Section 10.5.(c). Each of the Agent and the Affected Lender shall reasonably cooperate in effectuating the replacement of an Affected Lender under this Section, but at no time shall the Agent, the Affected Lender or any other Lender be obligated in any way whatsoever to initiate any such replacement or to assist in finding an Eligible Assignee. The exercise by the Borrower of its rights under this Section shall be at the Borrower's sole cost and expenses and at no cost or expense to the Agent, the Affected Lender or any of the other Lenders. The terms of this Section shall not in any way limit the Borrower's obligation to pay to any Affected Lender compensation owing to such Affected Lender pursuant to Section 3.11. or
Section 4.1.

SECTION 10.7.  AMENDMENTS.

     Except as otherwise expressly provided in this Agreement, any consent or approval required or permitted by this Agreement or in any Loan Document to be given by the Lenders may be given, and any term of this Agreement or of any other Loan Document may be amended, and the performance or observance by the Borrower or any Subsidiary of any terms of this Agreement or such other Loan Document or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Requisite Lenders (and, in the case of an amendment to any Loan Document, the written consent of the Borrower). Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing, and signed by all of the Lenders (or the Agent at the written direction of all of the Lenders), do any of the following: (i) increase the Commitments of the Lenders or subject the Lenders to any additional obligations;
(ii) reduce the principal of, or interest rates that have accrued or that will be charged on the outstanding principal amount of, any Obligations;
(iii) reduce the amount of any Fees payable hereunder; (iv) postpone any date fixed for any payment of Fees or any other Obligations; (v) change the Commitment Percentages; (vi) amend this Section or amend the definitions of the terms used in this Agreement or the other Loan Documents insofar as such definitions affect the substance of this Section; (vii) release any Guarantor that is a Material Subsidiary from its obligations under its Guaranty or (viii) modify the definition of the term "Requisite Lenders" or modify in any other manner the number or percentage of the Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof. Further, no amendment, waiver or consent unless in writing and signed by the Agent, in addition to the Lenders required hereinabove to take such action, shall affect the rights or duties of the Agent under this Agreement or any of the other Loan Documents. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon and any amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose set forth therein. No course of dealing or delay or omission on the part of the Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. Except as otherwise explicitly provided for herein or in any other Loan Document, no notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

SECTION 10.8.  CREDIT AGREEMENT PROVISIONS.

     (a) Notwithstanding any provision of this Agreement or any other Loan Document to the contrary, the Agent, the Lenders and the Borrower agree that on or after the date hereof any amendment to, or waiver of, (i) the Credit Agreement Representations, (ii) the Credit Agreement Defaults or
(iii) the covenants from the Credit Agreement referred to in Section 7.1., which has been consented to by the Requisite Lenders (or all Lenders if such amendment or waiver required the consent of all Lenders (as defined in the Credit Agreement) under the applicable terms of the Credit Agreement) in writing, shall be deemed to be incorporated herein by reference and shall become effective hereunder when such amendment or waiver becomes effective thereunder, without any further action necessary by the Borrower, the Lenders or the Agent. Any such amendment or waiver shall be effective only in the specific instance and for the specific purpose for which given. The Borrower agrees to promptly provide the Agent with a copy of such amendment or waiver if the Agent is not also acting as "Agent" under the Credit Agreement.

     (b)  The  Credit  Agreement   Representations,  the  Credit  Agreement
Defaults  and  the  covenants from the  Credit  Agreement  referred  to  in
Section 7.1. incorporated herein by reference and any definitions or other terms or provisions of the Credit Agreement incorporated herein by reference, will be deemed to continue in effect for the benefit of the Agent and the Lenders (notwithstanding the termination of the Credit Agreement) until this Agreement has terminated and all Obligations have been indefeasibly paid in full, including, without limitation, whether or not the Credit Agreement remains in effect or whether or not the Credit Agreement is amended, restated or terminated after the date hereof. If after the date hereof, the Credit Agreement is terminated, then references to the Credit Agreement shall continue to be references to the Credit Agreement as provided in the immediately preceding sentence. For purposes of the foregoing, (i) references in the provisions of the Credit Agreement incorporated herein by reference to the "Borrower" shall refer to the Borrower; (ii) references therein to the "Agent" shall refer to the Agent;
(iii) references therein to the "Lenders" or a "Lender" shall refer to the Lenders and a Lender, respectively; and (iii) the terms "Agreement," "hereto" and "hereof" when used in the provisions of the Credit Agreement incorporated herein by referenced shall refer to this Agreement.

SECTION 10.9.  NONLIABILITY OF AGENT AND LENDERS.

     The relationship between the Borrower and the Lenders and the Agent shall be solely that of borrower and lender. Neither the Agent nor any Lender shall have any fiduciary responsibilities to the Borrower and no provision in this Agreement or in any of the other Loan Documents, and no course of dealing between or among any of the parties hereto, shall be deemed to create any fiduciary duty owing by the Agent or any Lender to any Lender, the Borrower or any Subsidiary. Neither the Agent nor any Lender undertakes any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower's business or operations.

SECTION 10.10.  CONFIDENTIALITY.

     Except as otherwise provided by Applicable Law, the Agent and each Lender shall utilize all non-public information obtained pursuant to the requirements of this Agreement which has been identified as confidential or proprietary by the Borrower in accordance with its customary procedure for handling confidential information of this nature and in accordance with safe and sound banking practices but in any event may make disclosure:
(a) to any of their respective affiliates (provided they shall agree to keep such information confidential in accordance with the terms of this Section); (b) as reasonably required by any bona fide Assignee, Participant or other transferee in connection with the contemplated transfer of any Commitment or participations therein as permitted hereunder (provided they shall agree to keep such information confidential in accordance with the terms of this Section); (c) as required by any Governmental Authority or representative thereof or pursuant to legal process; (d) to the Agent's or such Lender's independent auditors and other professional advisors (provided they shall be notified of the confidential nature of the information); and (e) after the happening and during the continuance of an Event of Default, to any other Person, in connection with the exercise by the Agent or the Lenders of rights hereunder or under any of the other Loan Documents.

SECTION 10.11.  INDEMNIFICATION.

     (a) The Borrower shall and hereby agrees to indemnify, defend and hold harmless the Agent, any affiliate of the Agent and each of the Lenders and their respective directors, officers, shareholders, agents, employees and counsel (each referred to herein as an "Indemnified Party") from and against any and all losses, costs, claims, damages, liabilities, deficiencies, judgments or expenses of every kind and nature (including, without limitation, amounts paid in settlement, court costs and the fees and disbursements of counsel incurred in connection with any litigation, investigation, claim or proceeding or any advice rendered in connection therewith) (the foregoing items referred to herein as "Claims and Expenses") incurred by an Indemnified Party in connection with, arising out of, or by reason of, any suit, cause of action, claim, arbitration, investigation or settlement, consent decree or other proceeding (the foregoing referred to herein as an "Indemnity Proceeding") which is in any way related directly or indirectly to: (i) this Agreement, any other Loan Document, any Confirming Bank, Letter of Credit, any Confirming Bank Reimbursement Agreement or the transactions contemplated hereby or thereby;
(ii) the issuance of the Letters of Credit hereunder; (iii) any actual or proposed use by the Borrower or any beneficiary of the Letters of Credit;
(iv) the Agent's or any Lender's entering into this Agreement; (v) the fact that the Agent and the Lenders have established the credit facility evidenced hereby in favor of the Borrower; (vi) the fact that the Agent and the Lenders are creditors of the Borrower and have or are alleged to have information regarding the financial condition, strategic plans or business operations of the Borrower and the Subsidiaries; (vii) the fact that the Agent and the Lenders are material creditors of the Borrower and are alleged to influence directly or indirectly the business decisions or affairs of the Borrower and the Subsidiaries or their financial condition;
(viii) the exercise of any right or remedy the Agent or the Lenders may have under this Agreement or the other Loan Documents; provided, however, that the Borrower shall not be obligated to indemnify any Indemnified Party for any acts or omissions of such Indemnified Party in connection with matters described in this clause (viii) that constitute gross negligence or willful misconduct; and (ix) any violation or non-compliance by the Borrower or any Subsidiary of any Applicable Law including, but not limited to, any Indemnity Proceeding commenced by (A) the Internal Revenue Service or state taxing authority or (B) any Governmental Authority or other Person under any Applicable Laws relating to the environment, including any Indemnity Proceeding commenced by a Governmental Authority or other Person seeking remedial or other action to cause the Borrower or its Subsidiaries (or its respective properties) (or the Agent and/or the Lenders as successors to the Borrower) to be in compliance with such Applicable Laws.

     (b) The Borrower's indemnification obligations under this Section shall apply to all Indemnity Proceedings arising out of, or related to, the foregoing whether or not an Indemnified Party is a named party in such Indemnity Proceeding. In this connection, this indemnification shall cover all costs and expenses of any Indemnified Party in connection with any deposition of any Indemnified Party or compliance with any subpoena (including any subpoena requesting the production of documents). This indemnification shall, among other things, apply to any Indemnity Proceeding commenced by other creditors of the Borrower or any Subsidiary, any shareholder of the Borrower or any Subsidiary (whether such shareholder(s) are prosecuting such Indemnity Proceeding in their individual capacity or derivately on behalf of the Borrower), any account debtor of the Borrower or any Subsidiary or by any Governmental Authority. This indemnification shall apply to any Indemnity Proceeding arising during the pendency of any bankruptcy proceeding filed by or against the Borrower and/or any Subsidiary.

     (c) All out-of-pocket fees and expenses of, and all amounts paid to third-persons by, an Indemnified Party shall be advanced by the Borrower at the request of such Indemnified Party notwithstanding any claim or assertion by the Borrower that such Indemnified Party is not entitled to indemnification hereunder upon receipt of an undertaking by such Indemnified Party that such Indemnified Party will reimburse the Borrower if it is actually and finally determined by a court of competent jurisdiction that such Indemnified Party is not so entitled to indemnification hereunder.

     (d)  An  Indemnified Party  may  conduct  its  own  investigation  and defense of, and may formulate its own strategy with respect to, any Indemnified Proceeding covered by this Section and, as provided above, all costs and expenses incurred by the Indemnified Party shall be reimbursed by the Borrower. No action taken by legal counsel chosen by an Indemnified Party in investigating or defending against any such Indemnified Proceeding shall vitiate or in any way impair the obligations and duties of the Borrower hereunder to indemnify and hold harmless each such Indemnified Party; provided, however, that (i) if the Borrower is required to indemnify an Indemnified Party pursuant hereto and (ii) the Borrower has provided evidence reasonably satisfactory to such Indemnified Party that the Borrower has the financial wherewithal to reimburse such Indemnified Party for any amount paid by such Indemnified Party with respect to such Indemnified Proceeding, such Indemnified Party shall not settle or compromise any such Indemnified Proceeding without the prior written consent of the Borrower (which consent shall not be unreasonably withheld or delayed).

     (e) If and to the extent that the obligations of the Borrower hereunder are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under Applicable Law. The Borrower's obligations hereunder shall survive any termination of this Agreement and the other Loan Documents and the payment in full of the Obligations, and are in addition to, and not in substitution of, any other of their obligations set forth in this Agreement or any other Loan Document to which it is a party.

SECTION 10.12.  TERMINATION; SURVIVAL.

     At  such time as (a) all of  the  Commitments  have  been  terminated,
(b) all Letters of Credit have expired or been terminated, (c) none of the Lenders is obligated any longer under this Agreement and (d) all
Obligations (other than obligations which survive as provided in the following sentence) have been paid and satisfied in full, this Agreement shall terminate. Notwithstanding any termination of this Agreement, or of the other Loan Documents, the indemnities to which the Agent and the Lenders are entitled under the provisions of Sections 9.7., 10.2. and
10.11. and any other provision of this Agreement and the other Loan Documents, and the waivers of jury trial and submission to jurisdictions contained in Section 10.4., shall continue in full force and effect and shall protect the Agent and the Lenders against events arising after such termination as well as before.

SECTION 10.13.  SEVERABILITY OF PROVISIONS.

     Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 10.14.  GOVERNING LAW.

     THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

SECTION 10.15.  COUNTERPARTS.

     This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

SECTION 10.16.  LIMITATION OF LIABILITY.

     Neither the Agent nor any Lender, nor any affiliate, officer, director, employee, attorney, or agent of the Agent or any Lender shall have any liability with respect to, and the Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by the Borrower in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. The Borrower hereby waives, releases, and agrees not to sue the Agent or any Lender or any of the Agent's or any Lender's affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or financed hereby.

SECTION 10.17.  ENTIRE AGREEMENT.

     This Agreement and the other Loan Documents embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto.

SECTION 10.18.  CONSTRUCTION.

     The Agent, the Borrower and each Lender acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the Agent, the Borrower and each Lender.


                    [Signatures on the Following Pages]

     IN WITNESS WHEREOF, the parties hereto have caused this Reimbursement Agreement to be executed by their authorized officers all as of the day and year first above written.

                         BORROWER:

                         MERRY LAND & INVESTMENT COMPANY, INC.


                         By:_________________________________
                              Name:__________________________
                              Title:_________________________


                 [Signatures Continued on Following Pages]

            [SIGNATURE PAGE TO REIMBURSEMENT AGREEMENT DATED AS OF APRIL 1, 1998 WITH MERRY LAND & INVESTMENT COMPANY, INC.]


                         FIRST UNION NATIONAL BANK, as Agent and as a
                          Lender


                         By:_______________________________
                              Name:________________________
                              Title:_______________________

                         INITIAL COMMITMENT AMOUNT:

                         $100,991,788


                         LENDING OFFICE:

                         First Union National Bank
                         One First Union Center
                         Charlotte, North Carolina  28288-0166
                         Attn:  Chris Finlay
                         Telecopier: (704) 383-6205
                         Telephone: (704) 383-6988

                             SCHEDULE 1.1.(a)

                                   BONDS


1. $12,470,000 Florida Housing Finance Agency Multi-Family Guaranteed Mortgage Revenue Bonds (Horizon Place Development), 1983 Series F.

2. $6,240,000 Florida Housing Finance Agency Multi-Family Guaranteed Mortgage Revenue Bonds (Wood Forest Apartments Project), 1983 Series I.

3. $8,700,000 Florida Housing Finance Agency Multi-Family Housing Revenue Bonds (Beneva Place Project), 1985 Series C.

4. $10,975,000 Florida Housing Finance Agency Multi-Family Guaranteed Mortgage Revenue Bonds (Oaks at Baymeadows Development), 1983 Series G.

5. $10,220,000 Florida Housing Finance Agency Multi-Family Housing Revenue Refunding Bonds (Oaks at Orange Park Project), 1990 Series A.

6. $10,770,000 Florida Housing Finance Agency Multi-Family Guaranteed Mortgage Revenue Bonds (Forest Place Development), 1983 Series J.

7. $13,840,000 Florida Housing Finance Agency Multi-Family Revenue Bonds (The Crossings Project), 1987 Series A.

8. $21,170,000 Florida Housing Finance Agency Multi-Family Housing Revenue Bonds (Buena Vista Place Project), 1985 Series MM.

9. $7,200,000 Florida Housing Finance Agency Multi-Family Guaranteed Mortgage Revenue Bonds (Oaks at Regency Development), 1983 Series K.

                             SCHEDULE 1.1.(b)

                                INDENTURES


1. Trust Indenture dated as of December 1, 1983, by and between SunTrust Bank, Central Florida, National Association, the successor to Flagship National Bank of Miami, as trustee (the "Trustee"), and the Florida Housing Finance Corporation, formerly known as the Florida Housing Finance Agency (the "Corporation"), as supplemented as of August 1, 1984, as of February 1, 1986, as of December 1, 1986, as of March 10, 1995, as of June 1, 1995, as of April 1, 1998, and as further supplemented from time to time.

2. Trust Indenture dated as of December 1, 1983, by and between the Trustee and the Corporation as supplemented as of February 1, 1986, as of December 1, 1986, as of March 1, 1998, and as further supplemented from time to time.

3. Trust Indenture dated as of February 1, 1985, by and between the Trustee and the Corporation as supplemented as of February 1, 1986, as of May 1, 1988, as of April 1, 1998, and as further supplemented from time to time.

4. Trust Indenture dated as of December 1, 1983, by and between the Trustee and the Corporation, as supplemented as of August 1, 1984, as of February 1, 1986, as of December 1, 1986, as of March 10, 1995, as of June 1, 1995, as of April 1, 1998, and as further supplemented from time to time.

5.   Trust  Indenture  dated  as  of   August 1, 1990, by and  between  the
     Trustee and the Corporation as supplemented as of April 1, 1998, and as further supplemented from time to time.

6. Trust Indenture dated as of December 1, 1983, by and between the Trustee and the Corporation, as supplemented as of February 1, 1986, as of December 1, 1986 as of March 1, 1998, and as further supplemented from time to time.

7. Trust Indenture dated as of February 1, 1987, by and between the Trustee and the Corporation as supplemented as of April 1, 1998, and as further supplemented from time to time.

8. Second Amended and Restated Trust Indenture dated as of September 1, 1987 by and between the Trustee and the Corporation as supplemented as of April 1, 1998, and as further supplemented from time to time.

9. Trust Indenture dated as of December 1, 1983, by and between the Trustee and the Corporation, as supplemented as of February 1, 1986, as of December 1, 1986, as of March 1, 1998, and as further supplemented from time to time.

                             SCHEDULE 1.1.(c)

                            TARGET PARTNERSHIPS


Sarasota Beneva Place Associates, Ltd., a Florida limited partnership

The Crossings Associates, a Florida general partnership

Forest Place Associates, a Florida general partnership

Horizon Place Associates, a Florida general partnership

Oaks at Baymeadows Associates, a Florida general partnership

Merry Land DownREIT I LP, successor to Crow Oaks at Orange Park Associates, Ltd., a Florida limited partnership

Oaks at Regency Associates, a Florida general partnership

Buena Vista Place Associates, a Florida general partnership

Wood Forest Associates, a Florida general partnership

                                 SCHEDULE 2.1.

                Description of Basic Terms of Letters of Credit


               HORIZON      OAKS AT      CROSSINGS    WOOD          FOREST      OAKS AT       BENEVA       OAKS AT      BUENA VISTA
PROJECT NAME   PLACE        BAYMEADOWS   (CHICKASAW)  FOREST        PLACE       REGENCY       PLACE        ORANGE PARK  PLACE

Bond Series    1983F        1983G        1987A        1983I          1983J        1983K        1985C        1990A       1985MM

CURRENT
PRINCIPAL
AMOUNT         $12,090,000  $10,240,000  $11,640,000  $5,995,000     $10,370,000  $6,925,000   $8,700,000   $9,540,000  $21,170,000

STATED
EXPIRATION
DATE           June 15,     June 15,     February 15, December 15,   December 15, December 15, February 15, April 15,   November
               2000         2000         2003         1999           1999         1999         2002         1999        15, 1999

CURRENT/MAX.
INTEREST RATE  5.35%        5.35%        4.85%        4.85%          4.85%        4.85%        Max. 15%     Max. 10%    4.013%/

REDEMPTION PREMIUM
COVERAGE       1.5%         1.5%         2.0%         1.0%           1.0%         1.0%         None         None        None

REQUIRED # OF
DAYS INTEREST
COVERAGE       183          183          183          183            183          183          95           36          183

ORIGINAL LOC
STATED AMOUNT  $12,600,148  $10,672,086  $12,159,775  $6,202,752     $10,729,364  $7,164,981   $9,044,375   $9,634,094  $22,784,213


LOC NUMBER     S148617      S148618      S148619      S148620        S148621      S148622      S148623      S148624     S148625

                           SCHEDULE 2.2.

  Description of Basic Terms of Confirming Bank Letters of Credit


                                             OAKS AT             CROSSINGS             OAKS AT             BUENA VISTA
PROJECT NAME          HORIZON PLACE         BAYMEADOWS          (CHICKASAW)          ORANGE PARK            PLACE

Bond Series              1983F               1983G                1987A                1990A               1985MM

CURRENT PRINCIPAL AMOUNT $12,090,000         $10,240,000          $11,640,000          $9,540,000          $21,170,000

SCHEDULED EXPIRATION     June 15, 2000       June 15, 2000        February 15, 2003    April 15, 1999      November 15, 1999
DATE

CURRENT/MAX.             5.35%               5.35%                4.85%                Max. 10%            4.013%/
INTEREST RATE                                                                                              Max. 15%

REDEMPTION               1.5%                1.5%                 2.0%                 None                None
PREMIUM COVERAGE

ORIGINAL LOC             $12,600,148         $10,672,086          $12,159,775          $9,634,094          $22,784,213
STATED AMOUNT

                           TABLE OF CONTENTS*

ARTICLE I. DEFINITIONS..............................................1

     Section 1.1.  Definitions......................................1
     Section 1.2.  General; References to Times.....................9

ARTICLE II. LETTER OF CREDIT FACILITY...............................9

     Section 2.1.  Letters of Credit................................9
     Section 2.2.  Confirming Bank Letter of Credit................12
     Section 2.3.  Extension of Stated Termination Dates...........14
     Section 2.4.  Maturity Date of Letters of Credit Past
                   Facility Termination Date.......................15

ARTICLE III. PAYMENTS, FEES AND OTHER GENERAL PROVISIONS...........15

     Section 3.1.  Payments........................................15
     Section 3.2.  Pro Rata Treatment..............................16
     Section 3.3.  Sharing of Payments, Etc........................16
     Section 3.4.  Several Obligations.............................16
     Section 3.5.  Fees............................................17
     Section 3.6.  Computations....................................17
     Section 3.7.  Usury...........................................17
     Section 3.8.  Agreement Regarding Interest and Charges........17
     Section 3.9.  Statements of Account...........................18
     Section 3.10. Defaulting Lenders..............................18
     Section 3.11. Taxes...........................................19

ARTICLE IV. YIELD PROTECTION, ETC..................................20

     Section 4.1.  Additional Costs; Capital Adequacy..............20
     Section 4.2.  Change of Lending Office........................21

ARTICLE V. CONDITIONS PRECEDENT....................................21

     Section 5.1.  Conditions Precedent............................21
     Section 5.2.  Conditions as Covenants.........................25

ARTICLE VI. REPRESENTATIONS AND WARRANTIES.........................26

     Section 6.1.  Representations and Warranties..................26
     Section 6.2.  Survival of Representations and Warranties,Etc..28

ARTICLE VII. COVENANTS.............................................29

     Section 7.1.  Incorporation of Certain Covenants of Credit
                   Agreement.......................................29
     Section 7.2.  Additional Subsidiaries.........................29
     Section 7.3.  Information.....................................29
     Section 7.4.  Remarketing Agent, Placement Agent and Trustee..30
     Section 7.5.  Registration of Bonds...........................30
     Section 7.6.  Performance of Bond Documents...................30
     Section 7.7.  Modifications to Bond Documents; Redemptions,
                   Etc.............................................30
     Section 7.8.  Further Assurances..............................30

ARTICLE VIII. DEFAULT..............................................31

     Section 8.1.  Events of Default...............................31
     Section 8.2.  Remedies Upon Event of Default..................32
     Section 8.3.  Allocation of Proceeds..........................33
     Section 8.4.  Collateral Account..............................34
     Section 8.5.  Performance by Agent............................35
     Section 8.6.  Rights Cumulative...............................35

ARTICLE IX. THE AGENT..............................................35

     Section 9.1.  Authorization and Action........................35
     Section 9.2.  Agent's Reliance, Etc...........................36
     Section 9.3.  Notice of Defaults..............................37
     Section 9.4.  First Union as Lender...........................37
     Section 9.5.  Approvals of Lenders............................37
     Section 9.6.  Lender Credit Decision, Etc.....................38
     Section 9.7.  Indemnification of Agent........................38

ARTICLE X. MISCELLANEOUS...........................................39

     Section 10.1.  Notices........................................39
     Section 10.2.  Expenses.......................................40
     Section 10.3.  Setoff.........................................41
     Section 10.4.  Arbitration....................................41
     Section 10.5.  Successors and Assigns.........................42
     Section 10.6.  Replacement of Lenders.........................44
     Section 10.7.  Amendments.....................................45
     Section 10.8.  Credit Agreement Provisions....................46
     Section 10.9.  Nonliability of Agent and Lenders..............46
     Section 10.10. Confidentiality................................47
     Section 10.11. Indemnification................................47
     Section 10.12. Termination; Survival..........................49
     Section 10.13. Severability of Provisions.....................49
     Section 10.14. GOVERNING LAW..................................49
     Section 10.15. Counterparts...................................49
     Section 10.16. Limitation of Liability........................49
     Section 10.17. Entire Agreement...............................50
     Section 10.18. Construction...................................50

SCHEDULE 1.1.(a)  Bonds
SCHEDULE 1.1.(b)  Indentures
SCHEDULE 1.1.(c)  Target Partnerships
SCHEDULE 2.1.     Description of Basic Terms of Letters of Credit

EXHIBIT A         Form of Assignment and Acceptance Agreement
EXHIBIT B         Form of Guaranty
EXHIBIT C         Form of Pledge Agreement
EXHIBIT D         Form of Letter of Credit
EXHIBIT E         Form of Opinion of Counsel


**FOOTNOTES**

    *THIS TABLE OF CONTENTS IS NOT PART OF THE REIMBURSEMENT
     AGREEMENT AND IS PROVIDED AS A CONVENIENCE ONLY.